McCORMICK & COMPANY, INCORPORATED

NON-QUALIFIED RETIREMENT SAVINGS PLAN

Effective February 1, 2017

McCormick Non-Qualified Retirement Savings Plan	Table of Contents

McCormick Non-Qualified Retirement Savings Plan	Table of Contents

McCormick Non-Qualified Retirement Savings Plan	Table of Contents

Article 1. General Provisions
Section 1.1.    Purpose.

(a)	This Plan is maintained to provide Participants an opportunity to defer compensation and to provide supplemental retirement benefits to Participants.

(b)
This Plan is an unfunded deferred compensation plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Title I of ERISA. Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA provide that such benefits are not subject to the participation and vesting, funding, or fiduciary requirements (Parts 2, 3, and 4 of Title I) of ERISA.

(c)
Benefits under the Plan shall be payable from the Company’s general assets or, in the sole discretion of the Committee, from the assets of the Employer or a Trust. All benefits under the Plan are subject to the claims of the Company’s general creditors if the Company becomes bankrupt or insolvent.

Section 1.2.    History of the Plan.

(a)
Before 2005, the Company provided deferred compensation benefits under a plan known as the “McCormick & Company, Incorporated Deferred Compensation Plan,” which was effective January 1, 2000 (the “2000 Plan”). The 2000 Plan was frozen effective January 1, 2005, and no further deferrals were permitted under the 2000 Plan after 2004. All benefits under the 2000 Plan were vested as of December 31, 2004.

(b)
This Plan, originally known as the McCormick & Company, Incorporated 2005 Deferred Compensation Plan, was first effective January 1, 2005, and it incorporated the terms of the 2000 Plan, except to the extent those terms were inconsistent with the requirements of Section 409A of the Code. The provisions of the Plan, as in effect before February 1, 2017, are referred to in this document as the “Pre-2017 Plan.”

(c)
Effective February 1, 2017, this Plan is being amended and restated in its entirety, and is being renamed as the McCormick & Company Non-Qualified Retirement Savings Plan. In addition to allowing Participants to defer compensation, the newly amended and restated Plan will provide employer contributions for Participants who receive Total Compensation that exceeds the limit set forth in Section 401(a)(17) of the Code ($270,000 in 2017) from an Employer during a Plan Year.

(d)
Effective January 31, 2017, the McCormick & Company, Incorporated Restoration Plan (“Restoration Plan”) and The McCormick Supplemental Executive Retirement Plan (“DB SERP”) (collectively, the “Frozen Non-Qualified Plans”) were frozen.

(e)
As a result of the amendment and restatement of this Plan and the freeze of the Frozen Non-Qualified Plans, (1) effective February 1, 2017, contributions to the Plan (including deferrals of compensation payable after January 31, 2017) shall be subject to the terms of the Plan rather than the terms of the Pre-2017 Plan, except to the extent such treatment would result in additional income tax under Section 409A of the Code, (2) no additional contributions shall be made to the Restoration Plan on or after February 1, 2017, (3) no benefits shall accrue under the DB SERP on or after February 1, 2017, (4) the amount of

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the Pension Plan benefit used as the offset in the calculation of the DB SERP benefit shall be frozen effective January 31, 2017, (5) no individual shall become a participant in the Frozen Non-Qualified Plans on or after February 1, 2017, and (6) no individual whose employment is terminated and who is subsequently reemployed on or after February 1, 2017 may again participate in the Frozen Non-Qualified Plans. As soon as practicable after January 31, 2017, the Frozen Non-Qualified Plans will be merged into this Plan.
Section 1.3.    Benefit Structures and Merged Plans.
As a result of the merger of the Frozen Non-Qualified Plans into the Plan, the Plan consists of the following benefit structures:

(a)
Benefits under the Pre-2017 Plan. Except as provided in this subsection (a), the payment of amounts deferred and contributions made under the Pre-2017 Plan shall be governed by the Pre-2017 Plan, which is set forth in Addendum A. Addendum A generally reflects the terms of the Pre-2017 Plan in effect immediately before the merger and is a continuation of the terms of the Pre-2017 Plan. Amounts deferred after January 31, 2017, will be treated as contributed under the Plan (rather than the Pre-2017 Plan), even if the applicable deferral election was made before February 1, 2017, except to the extent such treatment would result in a Participant owing additional income tax under Section 409A of the Code.

Notwithstanding the foregoing, Article 7 (“Administration of the Plan”), Article 8 (“Amendment and Termination”), Article 9 (“Claims Procedures”), and Article 11 (“Miscellaneous”) of the Pre-2017 Plan as in effect immediately before February 1, 2107, which do not affect the payment or calculation of benefits, are no longer in effect, and instead, Article 7 (“Administration of the Plan”), Article 8 (“Amendment and Termination”), Article 9 (“Claims Procedures”), and Article 11 (“Miscellaneous”) of the Plan, as amended from time to time (collectively, the “Governance Provisions”), shall apply to Pre-2017 Plan benefits.
Addendum A applies only to persons who are eligible as defined in Addendum A and who have a benefit under the Pre-2017 Plan on or after February 1, 2017.

(b)
Benefits under the Restoration Plan. Except as provided in this subsection (b), the payment of Restoration Plan benefits shall be governed by the Restoration Plan, which is set forth in Addendum B. Addendum B generally reflects the terms of the Restoration Plan in effect immediately before the merger and is a continuation of the terms of the Restoration Plan. Notwithstanding the foregoing, article 8 (“Administration of the Plan”), article 9 (“Amendment and Termination”), article 10 (“Claims Procedures”), and article 12 (“Miscellaneous”) of the Restoration Plan, which do not affect the payment or calculation of benefits, are no longer in effect, and instead the Governance Provisions of the Plan shall apply to Restoration Plan benefits.

Addendum B applies only to persons who are eligible as defined in Addendum B and who are participants in the Restoration Plan on or after February 1, 2017.

(c)
Benefits under the DB SERP. Except as provided in this subsection (c), the payment of DB SERP benefits shall be governed by the DB SERP, which is set forth in Addendum C. Addendum C generally reflects the terms of the DB SERP in effect immediately before

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the merger and is a continuation of the terms of the DB SERP. Notwithstanding the foregoing, article 5 (“Administration of the Plan”), article 6 (“Claims Procedures”), article 7 (“Amendment and Termination), and article 9 (“Miscellaneous”) of the DB SERP, which do not affect the payment or calculation of benefits, are no longer in effect, and instead the Governance Provisions of the Plan shall apply to DB SERP benefits.
Addendum C applies only to persons who are eligible as defined in Addendum C and who are participants in the DB SERP on or after February 1, 2017.
Section 1.4.    Effective Date.
The Plan, as amended and restated in this document, is effective February 1, 2017.

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Article 2. Definitions and Construction
Section 2.1.    Definitions.
For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings indicated:

(a)
Account Balance. As of any given date called for under the Plan, the sum of the balances of the Participant’s: (1) Deferral Contribution Account, (2) Matching Contribution Account, (3) Non-Elective Contribution Account, (4) Transition Credit Account, and (5) Discretionary Contribution Account, as such accounts have been adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions, in accordance with Article 4 and Article 5 of the Plan.

(b)	Article. An Article of the Plan.

(c)
Base Annual Compensation. The base annual compensation (including disability benefits whether or not includible in gross income under Code §§ 104(a)(3), 105(a), or 105(h)) payable to a Participant by an Employer during a Plan Year, but (1) excluding Bonuses, commissions, director fees and other additional incentives and awards payable to the Participant, but (2) before reduction for any Elective Deductions. With respect to directors of the Company who are not employees of the Company or any Employer, Base Annual Compensation shall mean the director fees payable to such individuals during a Plan Year.

(d)	Beneficiary. One or more persons, trusts, estates or other entities, designated (or deemed designated) by the Participant in accordance with Article 6.

(e)	Beneficiary Designation Form. The document prescribed by the Committee to be used by the Participant to designate his Beneficiary for the Plan.

(f)	Board. The Board of Directors of the Company.

(g)
Bonus. The amounts payable to a Participant during a Plan Year under any annual bonus or incentive plan or arrangement sponsored by an Employer, before reduction for any Elective Deductions, but excluding commissions, multi-year bonuses, stock-related awards, long-term performance plan payments, and other non-monetary incentives.

(h)
Cause. As determined by the Committee, (1) gross negligence or willful misconduct in connection with the performance of duties; (2) conviction of, or plea of nolo contendre to, a criminal offense (other than minor traffic offenses); or (3) material breach of any term of any employment, consulting, or other service, confidentiality, intellectual property, nonsolicitation or non-competition agreements, if any, between the Participant and an Employer.

(i)	Change in Control Event. One or more of the following events:

(1)
the consolidation or merger of the Company with or into another entity where the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s capital stock are converted into cash, securities or other

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property, except for any consolidation or merger of the Company in which the holders (excluding any “Substantial Stockholders” as defined in Section 4, “Common Stock,” subsection (b)(2)(H) of the Certificate of Incorporation of the Company as in effect as of the date hereof (the “Charter”)) of the Company’s (A) voting common stock, (B) non-voting common stock, and (C) other classes of voting stock, if any, immediately before the consolidation or merger shall, upon consummation of the consolidation or merger, own in excess of 50% of the voting stock of the surviving corporation;

(2)
any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

(3)
any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner (as defined in Section 4, “Common Stock,” subsection (b)(2)(C) of the Charter), directly or indirectly, of securities of the Company representing more than 13% (the “Specified Percentage”) of the voting power of all the outstanding securities of the Company having the right to vote in an election of the Board (after giving effect, to the extent applicable, to the operation of Section 4, “Common Stock,” subsection (b) of the Charter) (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person), provided, however, that in the event that the vote limitation with respect to Substantial Stockholders set forth in Section 4, “Common Stock,” subsection (b) of the Charter becomes inoperative by virtue of the operation of Section 4, “Common Stock,” subsection (b)(12) of the Charter, or otherwise, the “Specified Percentage” shall be increased, without requirement for further action, to 35%; or

(4)
individuals, who constitute the entire Board elected by the Company’s stockholders at its most recent annual meeting of stockholders and any new directors who have been appointed to the Board by a vote of at least a majority of the directors then in office, having ceased for any reason to constitute a majority of the members of the Board.

Notwithstanding the definition of Change in Control Event set forth in this Section 2.1(i), if a Change in Control Event occurs and such event does not constitute a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code, such event shall not constitute a benefit commencement date and shall not be treated as a triggering event for any payments otherwise scheduled to be made following a Change in Control Event.

(j)
Change in Control Termination. During the period that begins six months before a Change in Control Event and ends two-years after a Change in Control Event, the involuntary termination of a Participant’s employment by the Employer (other than for Cause or due to death or Disability) or the voluntary termination of a Participant’s employment for Good Reason; provided, however, that any Participant who terminates

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employment with the Employer voluntarily without Good Reason (or is terminated involuntarily for Cause or due to death or Disability) before the effective date of the Participant’s termination established by the Employer has not had a Change in Control Termination.

(k)	Claimant. The person or persons described in Article 9 who apply for benefits or amounts that may be payable under the Plan.

(l)	Code. The Internal Revenue Code of 1986, as amended.

(m)	Committee. Either of the Committees designated in Article 7, as applicable.
However, at or following a Change in Control Event, “Committee” means a committee of three individuals selected by the Company’s Compensation Committee, as such committee was constituted immediately before the Change in Control Event. If any such individual’s employment or service with the Company terminates for any reason (other than death), such individual shall appoint a replacement in consultation with the remaining members of the committee; if any such individual’s employment or service with the Company terminates due to the individual’s death, the remaining members of the committee shall appoint a replacement.

(n)	Company. McCormick & Company, Incorporated, and any successors and assigns.

(o)	Contributions. Deferral Contributions and Employer Contributions.

(p)
Deferral Contribution. The amount of Total Compensation deferred from each regularly scheduled payment of Base Annual Compensation and from any Bonus payment by a Participant in accordance with the terms of the Plan and credited to the Participant’s Deferral Contribution Account.

(q)
Deferral Contribution Account. A Participant’s aggregate Deferral Contributions, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments and prior distributions and withdrawals.

(r)	Director. Non-employee member of the Board.

(s)
Disabled/Disability. “Totally and Permanently Disabled” or “Temporarily Disabled” within the meaning of the Company’s long-term disability plan, or “Disabled” within the meaning of the Company’s short-term disability plan, provided that no Disability shall be treated as a triggering event for the payment of benefits under the Plan unless such Disability constitutes a “disability” within the meaning of Treas. Reg. § 1.409A-3(i)(4), and no Disability shall be the basis upon which a deferral election is suspended in accordance with Section 4.3 (“Suspension of Deferrals”) unless such Disability constitutes a “disability” within the meaning of Treas. Reg. § 1.409A-3(j)(4)(xii).

(t)	Discretionary Contribution. The amount, if any, credited by the Employer to the Participant’s Discretionary Contribution Account in accordance with the terms of the Plan.

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(u)
Discretionary Contribution Account. A Participant’s aggregate Discretionary Contributions, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments and prior distributions and withdrawals.

(v)
Election Form. The document required by the Committee to be submitted by a Participant, on a timely basis, which specifies (1) the amount of Total Compensation (or Directors’ fees) the Participant elects to defer for a given Plan Year, and (2) in accordance with Article 5, the form of payment and Interim Distribution Date (if any) for Contributions made by and on behalf of the Participant for that Plan Year.

(w)
Elective Deductions. Those deductions from a Participant’s Base Annual Compensation or Bonus for amounts voluntarily deferred or contributed by the Participant pursuant to any qualified or non-qualified deferred compensation plan, including, without limitation, amounts deferred pursuant to Sections 125, 402(e)(3) and 402(h) of the Code, to the extent that all such amounts would have been payable to the Participant in cash had there been no such deferral or contribution.

(x)
Eligible Employee. Any employee of an Employer who is determined to be part of a select group of management or highly compensated employees, but excluding any person designated by an Employer as an independent contractor or leased employee. If an Employer mistakenly classifies an individual as having a status other than common law employee (e.g., an independent contractor) and such individual is later reclassified as a common law employee, such individual shall be treated as an employee prospectively from the date of such reclassification but not for any period before such reclassification.

(y)	Employer. The Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Management Committee to participate in the Plan.

(z)	Employer Contributions. Matching Contributions, Non-Elective Contributions, Transition Credits, and Discretionary Contributions.

(aa)	ERISA. The Employee Retirement Income Security Act of 1974, as amended.

(bb)
Financial Emergency. An unanticipated emergency or severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, a loss of the Participant’s property due to casualty, or such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that constitute an unforeseeable emergency will be determined by the Committee and shall depend upon the facts of each case, provided that a Financial Emergency shall not be deemed to exist to the extent that such hardship is or may be relieved:

(1)	through reimbursement or compensation by insurance or otherwise,

(2)	by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

(3)	by cessation of Deferral Contributions under the Plan, provided that this clause (3) shall not apply for purposes of Section 4.3(a).

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By way of example, the need to send a Participant’s child to college or the desire to purchase a home shall not be considered a Financial Emergency.

(cc)
Good Reason. A Participant’s Separation from Service as a result of the occurrence of any of the events listed below; provided that, (A) the Participant gives the Employer the opportunity to “cure” the conditions constituting Good Reason by notifying the Employer within ninety (90) days of the initial existence of the conditions constituting Good Reason, (B) the Employer fails to remedy the conditions within thirty (30) days of the Participant’s notification, and (C) the Participant terminates employment within thirty (30) days of the Employer’s failure to remedy:

(1)
Re-assignment of the Participant to a position which is at a substantially lower level in the organizational structure than his previous position, as defined by any one or a combination of the following factors: reporting relationship, compensation compared to others in the organization, and authority, duties and responsibilities;

(2)
Substantial diminution in the Participant’s authority, duties or responsibilities, or the assignment of duties and responsibilities which are unsuitable for an individual having the position, experience and stature of the Participant;

(3)
Substantial reduction in the Participant’s total compensation (including salary, bonus opportunity, deferred compensation, stock options, profit sharing and retirement programs and other benefits); provided, however, that, before a Change in Control Event, a reduction that applies generally to all employees of the Employer, for example, a reduction or elimination of the employer matching contribution or profit sharing contribution under The McCormick 401(k) Retirement Plan, shall not be Good Reason; or

(4)	Relocation of the Participant’s principal workplace to a location which is more than 50 miles from the Participant’s previous principal workplace.

(dd)
Hypothetical Investment. An investment fund or benchmark made available to Participants by the Committee for purposes of valuing amounts credited under the Plan. The Committee shall have the discretion to offer a Hypothetical Investment that is intended to track the returns of the Common Stock of the Company (“Stock”).

(ee)
Interim Distribution Date. The first day of any calendar year, selected by the Participant, upon which the designated portion of Contributions (as well as any appreciation or depreciation of such amounts due to Investment Adjustments) attributable to a given Plan Year shall be distributed. A Participant shall be permitted to have only one Interim Distribution Date with respect to Deferral Contributions, Matching Contributions, Non-Elective Contributions, Transition Credits, and Discretionary Contributions for any Plan Year, but shall be permitted to have separate Interim Distribution Dates with respect to Contributions for different Plan Years. In addition, the Committee can designate a different Interim Distribution Date for Discretionary Contributions.

(ff)	Investment Adjustment(s). Any appreciation credited to (as income or gains) or depreciation deducted from (as expenses or losses) a Participant’s Deferral Contribution

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Account, Matching Contribution Account, Non-Elective Contribution Account, Transition Credit Account, and/or Discretionary Contribution Account in accordance with such Participant’s selection of Hypothetical Investments.

(gg)	Matching Contribution. The amount, if any, credited by the Employer to the Participant’s Matching Contribution Account in accordance with the terms of the Plan.

(hh)
Matching Contribution Account. A Participant’s aggregate Matching Contributions, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments and prior distributions and withdrawals.

(ii)	Non-Elective Contribution. The amount, if any, credited by the Employer to the Participant’s Non-Elective Contribution Account in accordance with the terms of the Plan.

(jj)
Non-Elective Contribution Account. A Participant’s aggregate Non-Elective Contributions, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments and prior distributions and withdrawals.

(kk)
Participant. Any Eligible Employee or member of the Board who (1) is eligible to participate in the Plan in accordance with Section 3.1, and (2) elects to participate in the Plan in accordance with Section 3.2.

(ll)	Plan. McCormick & Company Non-Qualified Retirement Savings Plan.

(mm)	Plan Year. A 12-month period commencing January 1 and ending December 31 of the same calendar year. Accordingly, Plan quarters shall commence on January 1, April 1, July 1 and October 1 of each year.

(nn)
Qualifying Termination. The involuntary termination of a Participant’s employment by the Employer (other than for Cause, or due to death or Disability, or, before a Change in Control Event, for performance reasons) or the voluntary termination of a Participant’s employment for Good Reason, and that is not a Change in Control Termination. A Participant who has been notified by the Employer of his termination of employment does not have a Qualifying Termination until the effective date of such termination as established by the Employer. Any Participant who terminates employment with the Employer voluntarily without Good Reason (or is terminated involuntarily for Cause, or due to death or Disability, or, before a Change in Control, for performance reasons) before the effective date of the Participant’s termination established by the Employer has not had a Qualifying Termination. The termination of employment at the end of a leave of absence or period of short- or long-term disability as a result of a Participant’s inability or failure to return to his prior position in accordance with applicable law is not an involuntary termination of employment, except to the extent required by law.

(oo)
Retirement. The earlier of (1) the date on which the Participant has attained at least age 55, or (2) the date on which the Participant becomes “Totally and Permanently Disabled” within the meaning of the Company’s long-term disability plan.

(pp)	Section 401(a)(17) Limit. The limit set forth in Section 401(a)(17) of the Code ($270,000 in 2017).

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(qq)	Separation from Service. A termination of a Participant’s employment relationship with the Employers that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(rr)	Total Compensation. The sum of Base Annual Compensation and Bonus paid during a Plan Year.

(ss)	Transition Credit. The amount, if any, credited by the Employer to the Participant’s Transition Credit Account in accordance with the terms of the Plan.

(tt)
Transition Credit Account. A Participant’s aggregate Transition Credits, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments and prior distributions and withdrawals.

(uu)
Trust. The McCormick & Company, Incorporated Deferred Compensation Plan Trust or such other trust as may be established by an Employer to fund benefits under this Plan. The Plan, notwithstanding the creation of the Trust, is intended to be unfunded for purposes of the Code and Title I of ERISA. The Trust shall maintain separate subaccounts for each of the Frozen Non-Qualified Plans and this Plan.

(vv)
Vested Account Balance. As of any given measurement date called for under the Plan, the sum of the following: (1) the balance of the Participant’s Deferral Contribution Account, (2) the balance of the Participant’s Matching Contribution Account, (3) the vested portion of the Participant’s Non-Elective Contribution Account, (4) the vested portion of the Participant’s Transition Credit Account, and (5) the vested portion of the balance of the Participant’s Discretionary Contribution Account, as such accounts have been adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions.

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Section 2.2.    Construction.
For purposes of the Plan, unless the contrary is clearly indicated by the context,

(a)	the use of the masculine gender shall also include within its meaning the feminine and vice versa,

(b)	the use of the singular shall also include within its meaning the plural and vice versa,

(c)	the word “include” shall mean to include without limitation, and

(d)	the captions of the articles, sections, or paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of its provisions.

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Article 3. Eligibility and Participation
Section 3.1.    Eligibility, Selection by Committee.
Eligible Employees shall be eligible to participate in the Plan if they are either (1) in Grade 65 or higher or (2) chosen by the applicable Employer to participate in the Plan and approved for such participation by the Committee. Directors are eligible to participate in the Plan by making Deferral Contributions, but are not eligible to receive Employer Contributions.

(a)	Deferral Contributions. Participants and Directors are eligible to make Deferral Contributions.

(b)
Matching Contributions and Non-Elective Contributions. Participants (excluding Directors) who earn Total Compensation that exceeds the Section 401(a)(17) Limit from an Employer during a Plan Year, shall be eligible to receive Matching Contributions and Non-Elective Contributions for that Plan Year.

(c)
Transition Credits. Participants (excluding Directors) who are participating in the Senior Executive Program, Executive Program, or Management Program of the DB SERP on January 31, 2017, shall be eligible for Transition Credits.

(d)
Discretionary Contributions. The Employer shall have sole discretion to determine with respect to each Plan Year which Participants (excluding Directors), if any, shall be eligible for a Discretionary Contribution.

Section 3.2.    Commencement of Participation.

(a)
An Eligible Employee who has satisfied the requirements of Section 3.1 and met all enrollment requirements established by the Committee shall commence participation in the Plan as of the date established by the Committee.

(b)
If a Participant fails to meet all such requirements within the specified time period with respect to any Plan Year, the Participant shall not be eligible to make any Deferral Contributions or receive any Employer Contributions during that Plan Year.

Section 3.3.    Reemployment
If a Participant has a Separation from Service and is subsequently reemployed with an Employer, he will become a Participant in accordance with the provisions of Section 3.2. Any unvested Account Balance that was forfeited in accordance with Section 4.12 (“Forfeitures”) will not be reinstated following rehire.
Section 3.4.    Change of Employment Category
During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee or to satisfy the requirements in Section 3.1 (“Eligibility, Selection by Committee”) (an “Ineligible Employee”), he will continue to vest in his Account Balance in accordance with Section 4.11 (“Vesting”); however, Deferral Contributions and Employer Contributions will terminate as follows:

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(a)
Any Deferral Contribution election in place for the Plan Year in which a Participant becomes an Ineligible Employee shall remain in effect for the duration of the Plan Year in accordance with Section 4.2 (“Deferral Contribution Elections”).

(b)
If the Participant becomes an Ineligible Employee after May 30, his Deferral Contribution election will remain in place with respect to Total Compensation paid in the Plan Year following the Plan Year in which he becomes an Ineligible Employee.

(c)
The Participant will remain eligible for Employer Contributions through the end of the Plan Year in which his Deferral Contribution election terminates under subsections (a) and (b), above; provided that he otherwise satisfies the requirements for such Employer Contributions.

Section 3.5.    Termination of Participation
Once a person has become a Participant, he shall continue to be a Participant until all benefits due him and his Beneficiaries under the Plan have been distributed in full. Once all benefits due a Participant and his Beneficiaries under the Plan have been distributed in full (or forfeited), the Participant shall cease to be a Participant.

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Article 4. Contributions and Accounts
Section 4.1.    Deferral Contributions.

(a)	Amounts Eligible for Deferral. Subject to Section 4.1(b) and (c):

(1)
Total Compensation at or below Section 401(a)(17) Limit. A Participant (other than a Director) may designate a whole percentage to be deducted from his Total Compensation that is equal to or below the Section 401(a)(17) Limit. Such amount shall be deducted from each regularly scheduled payment of Base Annual Compensation and from any Bonus payment before the Participant’s Total Compensation reaches the Section 401(a)(17) Limit.

(2)
Total Compensation above Section 401(a)(17) Limit. A Participant (other than a Director) may designate a whole percentage to be deducted from his Total Compensation that exceeds the Section 401(a)(17) Limit, if any. Such amount, if any, shall be deducted from each regularly scheduled payment of Base Annual Compensation and from any Bonus payment after the Participant’s Total Compensation reaches the Section 401(a)(17) Limit.

(3)
Directors’ Fees. A Participant who is a Director may designate a whole percentage (or, if permitted by the Committee, a fixed dollar amount) to be deducted from his directors’ fees. Such amount shall be deducted from each regularly scheduled payment of directors’ fees.

(b)	Minimum Deferral.
For any Plan Year, no deferral election (whether above or below the Section 401(a)(17) Limit) shall be valid unless it is at least equal to 5% for the Plan Year beginning January 1, 2018, and 6% for all Plan Years beginning on or after January 1, 2019.
If an Election Form is submitted which would yield less than the stated minimum amounts, the amount deferred shall be zero.

(c)	Maximum Deferral.
For any Plan Year, no deferral election shall be valid to the extent that it exceeds the following maximum percentages:

Type of Compensation	Maximum Deferral Percentage
Total Compensation	80%
Directors’ Fees	100%

If an Election Form is submitted which would yield more than the stated maximum amounts, the amount deferred shall be the maximum amount as set forth above.

(d)	Time of Crediting Deferral Contributions.

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Deferral Contributions shall be deemed to be made to the Plan by the Participant as soon as practicable after the date the Participant would have received such compensation had it not been deferred pursuant to the Plan.
Section 4.2.    Deferral Contribution Elections.

(a)	Subject to the requirements of this Article 4, a Participant may elect to defer the receipt of Total Compensation during any Plan Year.

(b)
The Participant’s intent to defer shall be evidenced by an annual Election Form, completed and submitted (either electronically or in writing) to the Committee or its designee in accordance with such procedures and time frames as may be established by the Committee.

(c)
Amounts deferred by a Participant with respect to a given Plan Year shall be referred to collectively as Deferral Contributions and shall be credited to a Deferral Contribution Account established in the name of the Participant. The Deferral Contribution Account shall be used solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Deferral Contribution Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to any such account shall not be considered “plan assets” for ERISA purposes. The Deferral Contribution Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide to the Participant and shall thus reflect a mere unsecured promise to pay such amounts in the future.

(d)
Except with respect to a newly eligible Participant, as provided in subsection (e), below, the Election Form must be submitted by May 30 of the Plan Year preceding the Plan Year during which the Total Compensation will be paid in order to comply with the requirement in Treas. Reg. § 1.409A-2(a)(8) that elections with respect to deferrals of Bonus that constitute “performance-based compensation” within the meaning of Section 409A of the Code be submitted at least six months before the end of the applicable performance cycle.

(e)	A newly eligible Participant shall be permitted to defer Base Annual Compensation and Bonus as follows:

(1)	Compensation Paid in Plan Year in which Participant Becomes Eligible. A newly eligible Participant cannot elect to defer Total Compensation paid in the Plan Year in which he becomes eligible.

(2)	Compensation Paid in Plan Year Following Plan Year in which Participant Becomes Eligible.

(A)	After May 30. If a newly eligible Participant becomes eligible after May 30, he cannot elect to defer Total Compensation paid during the Plan Year following the Plan Year in which he becomes eligible.

(B)	On or Before May 30. If a newly eligible Participant becomes eligible on or before May 30, he will submit an Election Form, in accordance with

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subsection (d), above, solely with respect to Base Annual Compensation paid during the Plan Year following the Plan Year in which he becomes eligible. A newly eligible Participant cannot elect to defer Bonus that is paid in the Plan Year following the Plan Year in which he first becomes eligible.

(f)
An Election Form shall remain in effect, notwithstanding any change in the Participant’s Base Annual Compensation and Bonuses, until changed or terminated in accordance with this Section 4.2 or Section 4.3 (“Suspension of Deferrals”). For the avoidance of doubt, to increase, decrease, or terminate his Deferral Contribution election, Election Forms must be filed by May 30 of the Plan Year preceding the Plan Year during which the Total Compensation will be paid. If a Participant becomes an Ineligible Employee after May 30, as described in Section 3.4 (“Change of Employment Category”), his Deferral Contribution election will remain in place with respect to Total Compensation paid in the Plan Year following the Plan Year in which he becomes an Ineligible Employee.

(g)
If a Participant fails to submit an Election Form or fails to submit such form on a timely basis (and one is not already in effect in accordance with subsection (f), above) with respect to Total Compensation for a Plan Year, the Participant shall not make Deferral Contributions with respect to Total Compensation paid during that Plan Year.

(h)
Except to the extent specifically permitted under Section 409A of the Code, a Participant’s Election Form with respect to Total Compensation is irrevocable once that election period ends and may not be changed until the following election period.

Section 4.3.    Suspension of Deferrals.

(a)
Financial Emergencies. If a Participant experiences a Financial Emergency, the Participant may petition the Committee to suspend any deferrals required to be made by the Participant pursuant to his current Election Form. The Committee shall determine whether to approve the Participant’s petition. If the petition for a suspension is approved, suspension shall commence upon the date of approval and shall continue until the end of the Plan Year during which the Financial Emergency occurs.

(b)
Disability. If a Participant is deemed to have suffered a Disability, any current Election Form of the Participant shall automatically be suspended and no further deferrals shall be required to be made by the Participant pursuant to his current Election Form as of the date on which the Participant incurs the Disability.

(c)
Discretionary Contributions. If a Participant’s Deferral Contributions are suspended pursuant to Section 4.3(a) or (b), the Committee may also suspend the Participant’s eligibility for Discretionary Contributions, Non-Elective Contributions, and Transition Credits.

Section 4.4.    Matching Contributions.

(a)
2018 Plan Year. For the Plan Year beginning January 1, 2018, the Employer shall make a Matching Contribution to the Plan with respect to each payroll period on behalf of each Participant who satisfies the eligibility requirements in Section 3.1(b), in an amount equal to (A) 100% of the Participant’s Deferral Contributions with respect to Total

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Compensation that exceeds the Section 401(a)(17) Limit, to the extent that such Deferral Contributions do not exceed 3% of the Participant’s Total Compensation; and (B) 50% of the Participant’s Deferral Contributions with respect to Total Compensation that exceeds the Section 401(a)(17) Limit, to the extent that such Deferral Contributions do not exceed 2% of the Participant’s Total Compensation.

(b)
2019 Plan Year and Beyond. For Plan Years beginning on and after January 1, 2019, the Employer shall make a Matching Contribution to the Plan with respect to each payroll period on behalf of each Participant who satisfies the eligibility requirements in Section 3.1(b), in an amount equal to (A) 100% of the Participant’s Deferral Contributions with respect to Total Compensation that exceeds the Section 401(a)(17) Limit, to the extent that such Deferral Contributions do not exceed 3% of the Participant’s Total Compensation; and (B) 66-2/3% of the Participant’s Deferral Contributions with respect to Total Compensation that exceeds the Section 401(a)(17) Limit, to the extent that such Deferral Contributions do not exceed 3% of the Participant’s Total Compensation.

(c)
True-up. At the end of each Plan Year the Committee shall re-determine any Matching Contribution for each Participant based on the Participant’s Total Compensation paid during the Plan Year in accordance with the Matching Contribution formula in subsection (a) or (b) above, as applicable. Any Participant for whom any Matching Contribution has not been sufficiently made in accordance with the Matching Contribution formula shall receive an additional Matching Contribution so that the total Deferral Contributions for the Plan Year reflected as a percentage of Total Compensation paid during the Plan Year are matched in accordance with the applicable Matching Contribution formula (“true-up” of Matching Contributions).

(d)
Last Day Requirement. A Participant must be employed by an Employer on December 31 of the applicable Plan Year to receive a true-up in accordance with subsection (c) above, unless Separation of Service is due to Retirement or death.

(e)
Hypothetical Account. The Matching Contribution Account shall be used solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Matching Contribution Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to such an account shall not be considered “plan assets” for ERISA purposes. The Matching Contribution Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide to the Participant and shall thus reflect a mere unsecured promise to pay such amounts in the future.

Section 4.5.    Non-Elective Contributions.

(a)
2017 Plan Year. The Employer shall make a Non-Elective Contribution to the Plan on behalf of each Participant who satisfies the eligibility requirements in Section 3.1(b), in an amount equal to 7% of the Participant’s Total Compensation paid during the period beginning February 1, 2017 and ending December 31, 2017, that exceeds the Section 401(a)(17) Limit.

(b)
2018 Plan Year and Beyond. For each Plan Year beginning on and after January 1, 2018, the Employer shall make a Non-Elective Contribution to the Plan on behalf of each Participant who satisfies the eligibility requirements in Section 3.1(b), in an amount equal

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to 3% of the Participant’s Total Compensation paid during the applicable Plan Year that exceeds the Section 401(a)(17) Limit.

(c)
Last Day Requirement. A Participant must be employed by an Employer on December 31 of the applicable Plan Year to receive a Non-Elective Contribution, unless Separation of Service is due to Retirement or death.

(d)	Newly Eligible Participant. Non-Elective Contributions shall be calculated taking into account only Total Compensation paid after a Participant becomes eligible to participate in the Plan.

(e)
Hypothetical Account. The Non-Elective Contribution Account shall be used solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Non-Elective Contribution Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to such an account shall not be considered “plan assets” for ERISA purposes. The Non-Elective Contribution Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide to the Participant and shall thus reflect a mere unsecured promise to pay such amounts in the future.

Section 4.6.    Transition Credits.

(a)	Amount. The Employer shall make a Transition Credit to the Plan on behalf of each Participant who satisfies the eligibility requirements in Section 3.1(c) in the following amount:

(1)
For the 2017 Plan Year, the Applicable Percentage multiplied by the Participant’s Total Compensation paid during the period beginning February 1, 2017 and ending December 31, 2017, that exceeds eleven twelfths of the Section 401(a)(17) Limit.

(2)
For the 2018 Plan Year, the sum of (A) the Applicable Percentage based on a Participant’s Points determined at midnight Eastern Standard Time on January 31, 2017, under subsection (c) below, multiplied by the Participant’s Total Compensation paid during the period beginning on January 1, 2018 and ending November 30, 2018, that exceeds the Section 401(a)(17) Limit for the Plan Year, and (B) the Applicable Percentage based on a Participant’s Points determined at midnight Eastern Standard Time on November 30, 2018, under subsection (c) below, multiplied by the Participant’s Total Compensation paid during the period beginning on December 1, 2018 and ending December 31, 2018, to the extent the Total Compensation for such period, when added to the Total Compensation paid during the period January 1, 2018, to November 30, 2018, exceeds the Section 401(a)(17) Limit for the Plan Year.

(3)	For the 2019 Plan Year, the Applicable Percentage multiplied by the Participant’s Total Compensation paid during the 2019 Plan Year that exceeds the Section 401(a)(17) Limit.

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(4)
For the 2020 Plan Year, the Applicable Percentage multiplied by the Participant’s Total Compensation paid during the period beginning January 1, 2020 and ending November 30, 2020, that exceeds eleven twelfths of the Section 401(a)(17) Limit.

(b)	Applicable Percentage. The Applicable Percentage is the percentage specified in the following table:

Points	Applicable Percentage for Participants who first became eligible to participate in the McCormick Pension Plan before December 1, 2001	Applicable Percentage for Participants who first became eligible to participate in the McCormick Pension Plan on or after December 1, 2001
Less than 55	2%	0%
55 to 64	3%	1%
65 to 74	4%	2%
75 to 84	6%	3%
85 or more	8%	4%

(c)
Points. A Participant’s Points shall equal the sum of his age and whole years of Benefit Service under the McCormick Pension Plan at midnight Eastern Standard Time on January 31, 2017. Points will be recalculated at midnight Eastern Standard Time on November 30, 2018.

(d)
Last Day Requirement. A Participant must be employed by an Employer on December 31 of the applicable Plan Year to receive a Transition Credit, unless Separation of Service is due to Retirement or death.

(e)	Newly Eligible Participant. Transition Credits shall be calculated taking into account only Total Compensation paid after a Participant becomes eligible to participate in the Plan.

(f)
Hypothetical Account. The Transition Credit Account shall be used solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Transition Credit Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to such an account shall not be considered “plan assets” for ERISA purposes. The Transition Credit Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide to the Participant and shall thus reflect a mere unsecured promise to pay such amounts in the future.

Section 4.7.    Discretionary Contributions.

(a)
A Participant may be credited with Discretionary Contributions for any Plan Year in which such amounts are declared by the applicable Employer with respect to the Participant. Such Discretionary Contributions shall be credited to a Discretionary Contribution Account in the name of the Participant.

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(b)
The applicable Employer shall have sole discretion to determine with respect to each Plan Year and each Participant (1) whether any Discretionary Contribution was declared with respect to the Participant, (2) the amount of such Discretionary Contribution, (3) the date as of which such Discretionary Contribution shall be credited to a Participant’s Discretionary Contribution Account, and (4) any other condition (such as a vesting schedule or time and form of payment that differs from those set forth in Section 4.11(e) and Article 5) that applies with respect to such Discretionary Contribution.

(c)
The Discretionary Contribution Account shall be used solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Discretionary Contribution Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to such an account shall not be considered “plan assets” for ERISA purposes. The Discretionary Contribution Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide to the Participant and shall thus reflect a mere unsecured promise to pay such amounts in the future.

Section 4.8.    Selection of Hypothetical Investments.

(a)
Hypothetical Investments. The Committee shall provide each Participant with a list of Hypothetical Investments available under the Plan. From time to time, the Committee may revise the Hypothetical Investments available within the Plan.

(b)
Investment Forms. The Participant shall, via his Investment Allocation Form(s) and his Investment Re-Allocation Form(s), select one or more Hypothetical Investments among which his various contributions shall be allocated.

(1)
Investment Allocation Form. The document that (A) shall apply with respect to those Contributions made to the Plan after the effective date of the Investment Allocation Form but before the effective date of a timely filed subsequent Investment Allocation Form and (B) shall determine the manner in which such Contributions shall be initially allocated by the Participant among the various Hypothetical Investments within the Plan. A new Investment Allocation Form may be submitted by the Participant in written or electronic format, at such times and according to such procedures as the Committee shall establish.

(2)
Investment Re-allocation Form. The document required by the Committee that shall re-direct the manner in which earlier Contributions, as well as any appreciation (or depreciation) to-date, are invested within the Hypothetical Investments available in the Plan. An Investment Re-Allocation Form may be submitted by the Participant in written or electronic format, at such times and according to such procedures as the Committee shall establish.

(c)
Investment Selections. All Hypothetical Investment selections must be denominated in whole percentages unless the Committee determines that lower increments (or whole dollar amounts) are acceptable. A Participant may make changes in his selected Hypothetical Investments on a daily basis via submission of a new Investment Allocation Form or submission of a new Investment Re-Allocation Form. A Participant shall be permitted to increase or decrease an allocation with respect to Stock in accordance with

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such rules, regulations, and procedures as the Committee or its designee may establish from time to time.

(d)
Default Investment. Any Participant who does not have on file a valid selection of Hypothetical Investments for his Account Balance shall be deemed to have elected to invest any portion for which there is no valid selection in the Hypothetical Investment that the Committee selects for this purpose.

Section 4.9.    Adjustment of Participant Accounts.

(a)
Adjustment. While a Participant’s accounts do not represent the Participant’s ownership of, or any ownership interest in, any particular assets, the Participant’s accounts shall be adjusted in accordance with the Hypothetical Investment(s) chosen by the Participant on his Investment Allocation Form or Investment Re-Allocation Form, subject to the conditions and procedures set forth herein or established by the Committee.

(b)
Investment of Earnings. Any cash earnings generated under a Hypothetical Investment (such as hypothetical interest and cash dividends) shall, in the Committee’s sole discretion, either be deemed to be reinvested in that Hypothetical Investment or reinvested in one or more other Hypothetical Investment(s) designated by the Committee.

(c)
Valuation. All notional acquisitions and dispositions of Hypothetical Investments that occur within a Participant’s accounts, pursuant to the terms of the Plan, shall be deemed to occur at such times as the Committee shall determine to be administratively feasible and the Participant’s accounts shall be adjusted accordingly. Accordingly, if a distribution or re-allocation must occur pursuant to the terms of the Plan and all or some portion of the Account Balance must be valued in connection with such distribution or re-allocation (to reflect Investment Adjustments), the Committee may, unless otherwise provided for in the Plan, select a date or dates that shall be used for valuation purposes.

(d)
Change in Control Event. Notwithstanding anything in the Plan to the contrary, any Investment Adjustments made to any Participants’ accounts following a Change in Control Event shall be made in a manner no less favorable to Participants than the practices and procedures employed under the Plan, or as otherwise in effect, as of the date of the Change in Control Event.

Section 4.10.    Withholding of Taxes.

(a)	Annual Withholding from Compensation.

(1)
Immediately Vested Contributions. For any Plan Year in which Contributions are credited under the Plan and are either immediately vested (such as Deferral Contributions and Matching Contributions) or vest during the Plan Year in which they are contributed, the Employer shall withhold the Participant’s share of FICA and other employment taxes attributable to such Contributions from the portion of the Participant’s Base Annual Compensation and/or Bonus not deferred. If deemed appropriate by the Committee, the Committee may reduce the amount deferred pursuant to the Participant’s Election Form where necessary to facilitate compliance with applicable withholding requirements.

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(2)
Not Immediately Vested Contributions. For any Plan Year in which previously unvested Employer Contributions vest and become nonforfeitable under the Plan, the Employer shall withhold the Participant’s share of FICA and other employment taxes attributable to such Employer Contributions and any appreciation (or depreciation) attributable to such contributions due to Investment Adjustments, from the portion of the Participant’s Base Annual Compensation not deferred. If deemed appropriate by the Committee, the Committee may reduce the amount deferred pursuant to the Participant’s Election Form where necessary to facilitate compliance with applicable withholding requirements.

(b)
Withholding from Benefit Distributions. The Participant’s Employer (or the trustee of the Trust, as applicable), shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer (or the trustee of the Trust, as applicable).

Section 4.11.    Vesting.

(a)
Deferral Contributions. The Participant shall at all times be one hundred percent (100%) vested in all Deferral Contributions, adjusted to reflect any appreciation (or depreciation) specifically attributable to such contributions due to Investment Adjustments.

(b)
Matching Contributions. The Participant shall at all times be one hundred percent (100%) vested in all Matching Contributions, adjusted to reflect any appreciation (or depreciation) specifically attributable to such contributions due to Investment Adjustments.

(c)
Non-Elective Contributions. A Participant shall not vest in his Non-Elective Contributions, adjusted to reflect any appreciation (or depreciation) specifically attributable to such contributions due to Investment Adjustments, until the earlier of (1) the date on which the Participant completes three years of service under The McCormick 401(k) Retirement Plan or (2) the date on which the Participant has attained at least age 55.

(d)
Transition Credits. A Participant shall not vest in his Transition Credits, adjusted to reflect any appreciation (or depreciation) specifically attributable to such contributions due to Investment Adjustments, until the earlier of (1) the date on which the Participant completes three years of service under The McCormick 401(k) Retirement Plan or (2) the date on which the Participant has attained at least age 55.

(e)
Discretionary Contributions. Unless otherwise specified by the Committee at the time the Discretionary Contribution is made, a Participant shall not vest in his Discretionary Contributions, adjusted to reflect any appreciation (or depreciation) specifically attributable to such contributions due to Investment Adjustments, until the earlier of (1) the date on which the Participant completes three years of service under The McCormick 401(k) Retirement Plan or (2) the date on which the Participant has attained at least age 55.

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(f)	Accelerated Vesting.

(1)
Qualifying Termination, Death, or Disability. If a Participant has a Qualifying Termination or a Separation from Service as a result of death or Disability, the portion of such Participant’s unvested Account Balance that would have vested in the twelve-month period (eighteen-month period for the CEO) beginning on the date immediately preceding the date of such Participant’s Qualifying Termination or Separation from Service as a result of death or Disability, shall vest and become nonforfeitable on the first day of such twelve-month period (eighteen-month period for the CEO). Any portion of the Participant’s unvested Account Balance that does not vest under the preceding sentence, shall be forfeited in accordance with Section 4.12 (“Forfeitures”).

(2)
Change in Control Termination. If a Participant has a Change in Control Termination, the Participant’s unvested Account Balance shall vest and become nonforfeitable on the date immediately preceding the date of such Participant’s Separation from Service.

(3)
Plan Termination Following a Change in Control. If the Plan is terminated following a Change in Control Event, Participants’ unvested Account Balances shall vest and become nonforfeitable as of the date of such Change in Control Event.

Section 4.12.    Forfeitures
Except as provided in Section 4.11(f) (“Accelerated Vesting”), if a Participant incurs a Separation from Service other than at a time when he is fully vested, he will forfeit any then unvested Account Balance. The aggregate of any forfeitures occurring in a Plan Year shall be returned to, or retained by, the Employer.

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Article 5. Payments from the Plan
Section 5.1.    Default Time and Forms of Payment.
Except as provided in Section 5.2 (“Election of Alternate Time or Form of Payment”) or Section 5.3 (“Cash Out of Small Benefits”) a Participant’s Vested Account Balance shall be paid in a lump sum on the date that is six months after the Participant’s Separation from Service.
Section 5.2.    Election of Alternate Time or Form of Payment.

(a)
In General. Except as provided in Section 5.3 (“Cash Out of Small Benefits”), if the Participant has a valid election on file with the Company as to the time and form of payment for his Contributions, payment of such Contributions and any appreciation or depreciation of such Contributions due to Investment Adjustments shall be paid at the time and in the form designated in his election. Valid elections shall remain in effect until changed in accordance with subsections (b) and (c), below.

(b)	Initial Election.

(1)
The Participant may elect a time and/or form of payment for his Contributions under the Plan from among the different alternatives available under the Plan as provided in Section 5.4 (“Forms of Payment”).

(2)
When the Participant submits his Election Form(s) in accordance with the requirements of Section 4.2 (“Deferral Contribution Elections”) for a Plan Year, he shall specify the time and form of payment that shall apply with respect to the deferrals of Total Compensation for that Plan Year that are to be deferred pursuant to the Election Form submitted. A Participant’s time and form of payment election shall also apply to all Employer Contributions made for that Plan Year, except as otherwise provided with respect to Discretionary Contributions. The Participant may elect a different time and/or form of payment for different Plan Years.

(c)
Changes to Election. A Participant may file an election to change the timing or form of the payment of his Contributions for a Plan Year and any appreciation or depreciation of such amount due to Investment Adjustments at the time and in the manner designated by the Committee, subject to the following conditions:

(1)	the election to change the time or form of payment shall not take effect until twelve (12) months after the election is made;

(2)	the election to change the time or form of payment must be filed at least twelve (12) months prior to the date on which payments to the Participant are otherwise scheduled to commence; and

(3)	the first payment with respect to which such election to change the form of payment is made must be deferred for a period of five (5) years from the date such payment would otherwise have been made.

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For purposes of this Section 5.2(c), a series of installment payments shall be treated as a single payment.
Section 5.3.    Cash Out of Small Benefits.
Notwithstanding any elections to the contrary, if a Participant’s Vested Account Balance on the date of his Separation from Service is less than the limit set forth in Section 402(g) of the Code ($18,000 in 2017), the benefit shall be paid in a lump sum on the date that is six (6) months after the Participant’s Separation from Service.
Section 5.4.    Forms of Payment.
Payment of a Participant’s Vested Account Balance may be payable in the form of annual installments over 5, 10, 15 or 20 years, a lump sum, or any other form of payment permitted by the Committee. If benefits are paid in the form of installments, the amount of each payment shall equal the portion of the Participant’s Vested Account Balance that is subject to the election to be paid in installments at the time the payment is made multiplied by a fraction, the numerator of which is one and the denominator of which is the total number of installment payments remaining to be made.
Section 5.5.    Time of Benefit Payments.
Except as provided in subsection (d) below (“Change in Control Event”), a Participant’s Vested Account Balance (or portion thereof) that is not distributed in accordance with Section 5.1 (“Default Time and Forms of Payment”) or Section 5.3 (“Cash Out of Small Benefits”) shall be distributed upon the earliest of the payment events listed as Section 5.5(a)-(c) below, as elected by the Participant in accordance with Section 5.2 (“Election of Alternate Time or Form of Payment”), and distributions shall be made at the time indicated for each payment event as follows:

(a)
Separation from Service. If a Participant has elected to be paid in connection with the Participant’s Separation from Service with respect to any Contributions, payment of such Contributions and any appreciation or depreciation of such amount due to Investment Adjustments shall commence on the date of the Participant’s Separation from Service, except that any payments that are scheduled to be made on or within the first six months after Separation from Service shall be paid in one lump sum on the date that is six (6) months after the Participant’s Separation from Service.

(b)
Disability. Any portion of a Participant’s Vested Account Balance that has not begun to be paid as of the date that the Participant is determined to be Disabled shall commence (in the case of installments) or be paid (in the case of a lump sum) within thirty (30) days after the Participant is determined to be Disabled.

(c)
Interim Distribution Date. If the Participant has elected an Interim Distribution Date with respect to any Contributions, payment of such Contributions and any appreciation or depreciation of such amount due to Investment Adjustments shall commence within thirty (30) days after the earlier of (1) such Interim Distribution Date or (2) the Participant’s Separation from Service (subject to the six-month delay described in subsection (a) above). Notwithstanding the prior sentence, in no event shall a Participant be permitted

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to select an Interim Distribution Date that is less than four (4) years from the date the election is made.

(d)
Change in Control Event. If a Participant’s Account Balance is vested in accordance with Section 4.11(f)(2) (“Change in Control Termination”) or Section 4.11(f)(3) (“Plan Termination Following a Change in Control”), his Account Balance shall be paid in a single lump sum within ten (10) days after the Change in Control Event.

Notwithstanding the foregoing, the Committee may permit a Participant to elect to be paid on the “earlier of” or the “later of” any of the permissible payment dates set forth in this Section 5.5.
Section 5.6.    Withdrawal in the Event of a Financial Emergency.
A Participant who believes he has experienced a Financial Emergency may request in writing a withdrawal of a portion of his Vested Account Balance (except Stock) necessary to satisfy the emergency. The Committee shall determine (a) whether a Financial Emergency has occurred, (b) the amount reasonably necessary to satisfy the Financial Emergency (which may include amounts necessary to pay any federal, state, local, or foreign income taxes or penalties reasonably anticipated to result from the distribution), and (c) the accounts from which the withdrawal shall be made. If the Committee approves the petition for a withdrawal, the distribution shall be made within thirty (30) days of the date of approval by the Committee.
Section 5.7.    Medium of Distributions.

(a)	Medium. All distributions, other than distributions of amounts allocated to Stock, shall be made in cash. The value of a fractional share of Stock shall in all cases be distributed in cash.

(b)
Installment Distributions. Distributions made in installment payments will be deemed to be made on a pro rata basis from each Hypothetical Investment in which a Participant’s Account Balance is deemed to be invested pursuant to Section 4.8 (“Selection of Hypothetical Investments”). The Participant’s Account Balance shall continue to be adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments in accordance with Section 4.9 (“Adjustment of Participant Accounts”) up until the last business day preceding each installment distribution.

Article 6. Death Benefits
Section 6.1.    Payments in the Event of Death.

(a)
Death Benefit. If the Participant dies before the payment date designated in Article 5, the Participant’s Beneficiary shall receive the pre-retirement death benefit described below and no other benefits shall be payable under the Plan. If the Participant dies after installment payments have begun and before the last installment payment has been made, the Participant’s Beneficiary shall receive a lump sum payment of the remainder of Participant’s installment payments.

(b)
Payment of Pre-Retirement Death Benefit. The pre-retirement death benefit shall be a lump-sum payment equal to the Participant’s Vested Account Balance and shall be made no later than sixty (60) days after the occurrence of the Participant’s death.

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Section 6.2.    Beneficiary.
Each Participant shall have the right, at any time, to designate a Beneficiary or Beneficiaries to receive, in the event of the Participant’s death, those benefits payable under the Plan. The Beneficiary(ies) designated under this Plan may be the same as or different from the Beneficiary designation made under any other plan of the Employer.
Section 6.3.    Beneficiary Designation; Change.
A Participant shall designate his Beneficiary by completing a Beneficiary Designation Form, and returning it to the Committee or its designated agent, in accordance with the Committee’s rules and procedures, as in effect from time to time. A Participant shall have the right to change his Beneficiary by completing and submitting to the Committee (or its designated agent) a revised Beneficiary Designation Form in accordance with the Committee’s rules and procedures, as in effect from time to time. Upon receipt by the Committee (or its designated agent) of a revised Beneficiary Designation Form, all Beneficiary designations previously filed shall be deemed canceled. The Committee shall rely on the last Beneficiary Designation Form received by the Committee (or its designated agent) prior to the Participant’s death.
Section 6.4.    Receipt.
No designation or change in designation of a Beneficiary shall be effective until received and accepted by the Committee or its designated agent.
Section 6.5.    No Beneficiary Designation.
If a Participant fails to designate a Beneficiary as provided above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be his surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be payable to the estate of the Participant.
Section 6.6.    Doubt as to Beneficiary.
If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right to cause the Participant’s Employer (or, if applicable, the trustee of the Trust) to withhold such payments until this matter is resolved to the Committee’s satisfaction.
Section 6.7.    Discharge of Obligations.
The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and the Participant’s Election Forms shall terminate upon such full payment of benefits.

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Article 7. Administration of the Plan
Section 7.1.    Designation of Committee.
This Plan shall be administered by the Compensation Committee of the Board of Directors or the Management Committee of the Company, as the case may be. The Compensation Committee reviews and approves the participation and benefits for the Company’s “executive officers,” as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended, and any other employees that it designates. The Management Committee reviews and approves the participation and benefits for all other executives. Members of the Management Committee may participate in this Plan.
Section 7.2.    Authority of Committee.
The Committee shall have the discretion and authority to (a) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (b) decide or resolve any and all questions including interpretations of this Plan and facts that are relevant to the administration of the Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or an Employer.
Section 7.3.    Agents.
In the administration of this Plan, the Committee may, from time to time, employ or designate agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.
Section 7.4.    Binding Effect of Decisions.
The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated by the Committee hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.
Section 7.5.    Indemnity of Committee.
All Employers shall indemnify and hold harmless the members of the Committee, and any employee to whom duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such employee, in which case the member(s) or employee(s) who engaged in the misconduct shall not be eligible for indemnification.
Section 7.6.    Employer Information.
To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the

McCormick Non-Qualified Retirement Savings Plan	Page 28

date and circumstances of the Disability, death or Separation from Service of its Participants, and such other pertinent information as the Committee may reasonably require.
Section 7.7.    Finality of Decisions.
Any actions taken hereunder, including any valuation of the amount, or designation of a recipient, or any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes.

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Article 8. Amendment and Termination
Section 8.1.    Amendment, Suspension, and Termination.

(a)
Subject to subsections (b), (c), and (d), below, the Company, or a committee designated by the Company, may, at any time, amend, suspend, or terminate the Plan in whole or in part with respect to any or all Employers. Subject to subsections (b), (c), and (d), below, the Committee shall have the authority, except to the extent corporate governance documents (including the Compensation Committee Charter) or applicable law require the Board to adopt amendments to the Plan, to adopt any amendments to the Plan that the Committee determines does not materially increase the Company’s costs or expenses relating to the Plan; provided that any action of the Committee to amend the Plan shall be in writing.

(b)
No amendment, suspension, or termination shall decrease or restrict the value of a Participant’s Vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Separation from Service as of the effective date of the amendment, suspension, or termination, unless such affected Participant or Beneficiary consents in writing to such amendment.

(c)
Any resolution to amend, suspend, or terminate the Plan that is adopted or becomes effective during the period beginning six (6) months before a Change in Control Event and ending two (2) years after a Change in Control Event, shall not adversely affect in a material way an individual who was a Participant or Beneficiary as of immediately before the Change in Control Event, unless such affected Participant or Beneficiary consents in writing to such amendment.

(d)
Notwithstanding the foregoing, either the Company or the Committee may amend the Plan at any time to the extent necessary to avoid adverse consequences under any applicable law. Any such amendment shall, to the maximum extent possible, preserve the Plan’s benefits for all Participants and Beneficiaries.

(e)
Although the Employers anticipate that they will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer, subject to subsections (b), (c), and (d), above, reserves the right to discontinue its sponsorship of the Plan and to terminate the Plan, at any time, with respect to its participating employees by action of its board of directors.

(f)
Upon the termination of the Plan with respect to any Employer (and any other plan required to be aggregated with this Plan pursuant to Section 409A of the Code), the Company may, in its discretion, elect to distribute to each Participant the full amount of his benefit under the Plan in a lump sum no earlier than the 13th month and no later than the 24th month after the termination of the Plan, provided that the termination of the Plan is not proximate to a downturn in the Company’s financial health and the Company does not adopt any new arrangement that would have been aggregated with the Plan under Section 409A of the Code within three years following the date of the Plan’s termination.

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Section 8.2.    Effect of Payment.
The full payment of the applicable benefit under the provisions of the Plan shall completely discharge all obligations to a Participant and his Beneficiaries under this Plan and each of the Participant’s Election Forms shall terminate.
Section 8.3.    Section 409A of the Code.
If the Company determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be amended to the extent that the Company determines is necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code. No amendment or termination pursuant to Section 8.1 (“Amendment, Suspension, and Termination”) shall be effective to the extent that it would result in an imposition of any additional income tax under Section 409A of the Code.

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Article 9. Claims Procedures
Section 9.1.    Presentation of Claim.
Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a “Claimant”) may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within thirty (30) days after such notice was received by the Claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. Each claim must state with particularity the determination desired by the Claimant.
Section 9.2.    Notification of Decision.
The Committee shall consider a Claimant’s claim and shall notify the Claimant in writing or by electronic means:

(a)	that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or

(b)
that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, and in that event, such notice shall set forth in a manner calculated to be understood by the Claimant:

(1)	the specific reason(s) for the denial of the claim, or any part of it;

(2)	specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

(3)	a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

(4)
an explanation of the review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

Any such notice shall be provided within ninety (90) days after receipt of the claim by the Plan, unless special circumstances require an extension of time for processing the claim for up to a maximum of an additional ninety (90) days. The Claimant will receive written notification if any such extension is necessary.
Section 9.3.    Review of a Denied Claim.
Within sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant’s duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, the Claimant (or the Claimant’s duly authorized representative):

McCormick Non-Qualified Retirement Savings Plan	Page 32

(a)	may review and request copies of pertinent documents, records, and other information relevant to the claim for benefits;

(b)
may submit written comments, documents, records, and other information relating to the claim for benefits (regardless of whether such comments, documents, records, or other information was submitted or considered in connection with the initial claim); and/or

(c)	may, but not later than thirty (30) days after the review procedure began, request a hearing, which the Committee may grant.
No claim shall be reviewed if the Claimant (or the Claimant’s duly authorized representative) fails to file the written request for review in a timely manner.
A Claimant who fails to request a review (and fails to have a duly authorized representative seek review on his behalf) in accordance with this Section 9.3 shall not be permitted to bring an action under ERISA to enforce his rights under the Plan.
Section 9.4.    Decision on Review.
The Committee shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee’s decision must be rendered within one hundred twenty (120) days after such date. The Claimant will receive written notification if any extension beyond the original sixty (60) days is necessary. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

(a)	specific reasons for the decision;

(b)	specific reference(s) to the pertinent Plan provisions upon which the decision was based;

(c)
a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits; and

(d)	a statement of the Claimant’s right to bring an action under Section 502(a) of ERISA.
Section 9.5.    Section 409A of the Code.
If a Participant or Beneficiary believes he is entitled to benefits but has not received them, the Participant or Beneficiary must accept any payment made under the Plan and make prompt and reasonable, good faith efforts to collect the remaining portion of the payment, as determined under Treas. Reg. § 1.409A-3(g). For this purpose (and as determined under such regulation), efforts to collect the payment will be presumed not to be prompt, reasonable, good faith efforts, unless the Participant or Beneficiary provides notice to the Committee within ninety (90) days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and the regulations under Section 409A of the Code, and unless, if not paid, the Participant or Beneficiary takes further enforcement measures within one hundred eighty (180) days after such latest date.
Section 9.6.    Time Limit on Commencing Litigation.

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(a)
If a Claimant wishes to file a lawsuit against the Plan (1) to recover benefits believed due under the terms of the Plan or any law, (2) to clarify the Claimant’s right to future benefits under the Plan, (3) to enforce the Claimant’s rights under the Plan, or (4) to seek a remedy, ruling or judgment of any kind against the Plan that relates to the Plan, the claimant must file the suit within the Applicable Limitations Period or the suit will be time-barred.

(b)	The “Applicable Limitations Period” is the period ending two years after:

(1)
In the case of a claim to recover benefits allegedly due under the Plan or to clarify rights to future benefits from the Plan, the earliest of (A) the date the first benefit payment was actually made; (B) the date the first benefit payment was allegedly due; or (C) the date the Company, the Plan, or the Committee first repudiated the alleged obligation to provide such benefits.

A repudiation may be made in the form of a direct communication to the Claimant (e.g., denial of a claim under administrative review procedures established by the Committee) or a more general oral or written communication related to benefits payable under the Plan (for example, a summary plan description, a summary of material modifications, a benefit statement, or an agreement or offer letter);

(2)	In the case of a claim or action to enforce an alleged right under the Plan (other than a claim for plan benefits), the date the Plan first denied the Claimant’s request to exercise such right; or

(3)
In the case of any other claim or action, the earliest date on which the Claimant knew or should have known of the material facts on which such claim or action is based, regardless of whether the Claimant was aware of the legal theory underlying the claim or action.

(c)
If a request for administrative review under the procedures established by the Committee is pending when the Applicable Limitations Period expires, the Applicable Limitations Period will be extended to the date that is sixty (60) calendar days after the final denial (including a deemed denial) of such claim on administrative review.

(d)
The Applicable Limitations Period replaces and supersedes any limitations period that ends at a later time and that otherwise might be deemed applicable under state or federal law in the absence of this Section 9.6. The Applicable Limitations Period does not extend any limitations period under state or federal law.

(e)	The Committee may extend the Applicable Limitations Period upon a showing of exceptional circumstances, but such an extension is at the discretion of the Committee and is not subject to review.

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Article 10. Trust
Section 10.1.    Establishment of the Trust.
The Company may utilize one or more Trusts to which the Employers may transfer such assets as the Employers determine in their sole discretion to assist in meeting their obligations under the Plan. Any Trust shall conform to the restrictions under Section 409A of the Code relating to the funding of nonqualified deferred compensation plans. Benefits under the Plan may also be paid out of the general assets of the Company or an Employer. Any Trust shall maintain separate subaccounts for each of the Frozen Non-Qualified Plans and this Plan.
Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participant or any other person.
Section 10.2.    Automatic Funding of Trust.
Upon a Change in Control Event, (a) if it has not done so already, the Company shall establish a Trust, and (b) the Employers shall contribute amounts to such Trust (or any pre-existing Trust or Trusts) sufficient to fund all benefits due under the Plan.
Section 10.3.    Interrelationship of the Plan and the Trust.
The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust.
Section 10.4.    Distributions From the Trust.
Each Employer’s obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer’s obligations under this Plan.

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Article 11. Miscellaneous
Section 11.1.    Status of Plan.
The Plan is intended to be a plan that is not qualified within the meaning of Section 401(a) of the Code and that “is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of ERISA. The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent. All Participant accounts and all credits and other adjustments to such Participant accounts shall be bookkeeping entries only and shall be used solely as a device for the measurement and determination of amounts to be paid under the Plan. No Participant accounts, credits or other adjustments under the Plan shall be interpreted as an indication that any benefits under the Plan are in any way funded.
Section 11.2.    Unsecured General Creditor.
Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or an Employer or in any property or assets held in a Trust maintained with respect to the Plan. For purposes of the payment of benefits under this Plan, any and all of an Employer’s assets, shall be, and shall remain, the general, unpledged unrestricted assets of the Employer. Any Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company.
Section 11.3.    Employer’s Liability.
An Employer’s liability for the payment of benefits shall be defined only by the Plan and the Election Form. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his Election Form.
Section 11.4.    Nonassignability.
Except to the extent required by an approved domestic relations order, neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in actual receipt, the amount, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. Except as required by law or an approved domestic relations order, no part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency.
Section 11.5.    Not a Contract of Employment.
The terms and conditions of this Plan and the Election Form shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for

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any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in this Plan or any Election Form shall be deemed to give a Participant the right to be retained in the service of any Employer as an employee or to interfere with the right of any Employer to discipline or discharge the Participant at any time.
Section 11.6.    Furnishing Information.
Each Participant and Beneficiary shall cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.
Section 11.7.    Governing Law.
The provisions of this Plan shall be construed and interpreted according to ERISA and the internal laws of the State of Maryland without regard to its conflicts of laws principles, to the extent not preempted by ERISA.
Section 11.8.    Forum Selection.

(a)
To the fullest extent permitted by law, any lawsuit brought in whole or in part under Section 502 of ERISA (or any successor provision) and relating to the Plan, the lawfulness of any Plan provision or the administration of the Plan must be filed in one of the following courts:

(1)	the United States District Court for the District of Maryland or for the district in which the Company is headquartered;

(2)	in the case of an action brought by an individual plaintiff, the United States District Court for the district in which such plaintiff resides; or

(3)
in the case of an action brought by more than one plaintiff, the United States District Court for the district in which the largest number of plaintiffs (or in the case of a putative class action, the largest number of putative class members) resides or is reasonably believed to reside.

(b)
If any action within the scope of subsection (a) is filed in a jurisdiction other than one of those described in subsection (a), or if any non-class action filed in such a jurisdiction is subsequently amended or altered to add additional plaintiffs or to add class action allegations, then the Plan, any plaintiffs, and all alleged Plan participants must take all necessary steps to have the action removed to, transferred to, or re-filed in a jurisdiction described in subsection (a). Such steps may include, but are not limited to (1) a joint motion to transfer the action or (2) a joint motion to dismiss the action without prejudice to its re-filing in a jurisdiction described in subsection (a), with any applicable time limits or statutes of limitations applied as if the suit or class action allegation had originally been filed or asserted in a jurisdiction described in subsection (a) at the same time that it was filed or asserted in a jurisdiction not described therein.

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(c)	This forum selection provision is waived if no party invokes it within 120 days of the filing of a putative class action, the addition of plaintiffs or the assertion of class action allegations.

(d)
This Section 11.8 does not relieve the Plan or any putative class member of any obligation existing under the Plan or by law to exhaust administrative remedies before initiating litigation or to comply with the limitation of actions provision set forth in Section 9.6 (“Time Limit on Commencing Litigation”).

Section 11.9.    Notices, Signature, Delivery.
Whenever a signature, acceptance, notice or delivery of a document is required or appropriate under the Plan, signature, notice or delivery may be accomplished by paper or written format, by electronic means, or by default. If electronic means are used for the signature, notice or delivery of a document hereunder, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of the Plan be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document. Similarly, to the extent that acceptance of a document occurs by default, the Committee’s failure to receive a rejection or opting out of a document shall for purposes of the Plan be treated as if it was a written acceptance delivered in the manner provided herein for a written document.
Section 11.10.    Successors.
The provisions of this Plan shall bind and inure to the benefit of the Participant’s Employer and its successors and assigns, the Participant, the Participant’s Beneficiaries and their successors and assigns.
Section 11.11.     Severability.
If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity, or unenforceability shall not affect any other provision of the Plan, each of which shall remain in full force and effect.
Section 11.12.     Payment on Behalf of Person Unable to Manage Affairs.
If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any such payment shall be a complete discharge of the liabilities of the Company under this Plan.
Section 11.13.     Distribution in the Event of Taxation.

(a)	If, for any reason, all or any portion of a Participant’s benefit under this Plan becomes includable in the Participant’s gross income for Federal income tax purposes prior to

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receipt of such benefit, the Participant may petition the Committee for a distribution of that portion of his benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Participant’s Employer shall immediately distribute to the Participant funds in an amount equal to the taxable portion of his benefit (which amount shall not exceed the Participant’s unpaid Vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within ninety (90) days of the date when the Participant’s petition is granted. Such a distribution shall correspondingly reduce the benefits with respect to the Participant under this Plan.

(b)
In its discretion, the Committee may distribute all or a portion of the Participant’s benefit prior to the date the benefit would otherwise commence under Article 5 to the extent necessary to pay any FICA or income taxes which may be owed by the Participant on his benefit under the Plan and to the extent permitted by Section 409A of the Code.

Section 11.14.    Insurance.
The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.
Section 11.15.     Section 409A of the Code.

(a)
The Plan will be interpreted to ensure that the payments contemplated hereby to be made by the Company to a Participant are exempt from or comply with Section 409A of the Code; provided, however, that nothing in this Plan shall be interpreted or construed to transfer any liability for any tax (including a tax or penalty due as a result of a failure to comply with Section 409A of the Code) from any Participant, Participant’s spouse, Beneficiary, or estate to the Company, any Employer, or any other individual or entity.

(b)
Any payment under the Plan that is subject to Section 409A of the Code and that is contingent on a termination of employment is contingent on a “separation from service” within the meaning of Section 409A of the Code. Each such payment will be considered to be a separate payment for purposes of Section 409A of the Code.

(c)
If, upon separation from service, a Participant is a “specified employee” within the meaning of Section 409A of the Code, any payment to such Participant that is subject to Section 409A of the Code and would otherwise be paid within six months after the Participant’s separation from service will instead be paid in the seventh month following the Participant’s separation from service (to the extent required by Section 409A(a)(2)(B)(i) of the Code).

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Section 11.16.     Other Benefits and Agreements.
The benefits provided for a Participant and Participant’s Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant’s Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or programs except as may otherwise be expressly provided.
Section 11.17.    Complete Statement of the Plan
This Plan contains a complete statement of its terms. The Plan may be amended, suspended or terminated only in writing and then only as provided in Section 8.1 (“Amendment, Suspension, and Termination”). A Participant’s right to any benefit of a type provided under the Plan is determined solely in accordance with the terms of the Plan. No other evidence, whether written or oral, will be taken into account in interpreting the provisions of the Plan.

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*        *        *        *        *

IN WITNESS WHEREOF, this Plan document has been executed on behalf of the Company as of ____________________, 2017.

ATTEST:                    McCORMICK & COMPANY,                                     INCORPORATED

______________________    _____        By: ______________________________    _____
Name:            Date        Name:                     Date
Title:                        Title:

McCormick Non-Qualified Retirement Savings Plan	Page 41

MCCORMICK & COMPANY NON-QUALIFIED RETIREMENT SAVINGS PLAN
ADDENDUM A - TERMS OF THE
MCCORMICK & COMPANY, INCORPORATED
2005 DEFERRED COMPENSATION PLAN
AS IN EFFECT ON JANUARY 31, 2017 (“PRE-2017 PLAN”)

ADDENDUM A TO THE
McCORMICK & COMPANY INCORPORATED
NON-QUALIFIED RETIREMENT SAVINGS PLAN

McCORMICK & COMPANY, INCORPORATED

2005 DEFERRED COMPENSATION PLAN

Amended and Restated Effective January 1, 2005

McCormick Deferred Compensation Plan        Table of Contents

Section 6.7.	Discharge of Obligations.	18

Article 7 . Administration of the Plan		18

Section 7.1.	Designation of Committee.	18
Section 7.2.	Authority of Committee.	18
Section 7.3.	Agents.	18
Section 7.4.	Binding Effect of Decisions.	18
Section 7.5.	Indemnity of Committee.	19
Section 7.6.	Employer Information.	19
Section 7.7.	Finality of Decisions.	19

Article 8 . Amendment and Termination		19

Section 8.1.	Amendment.	19
Section 8.2.	Termination.	19
Section 8.3.	Effect of Payment.	20
Section 8.4.	Section 409A of the Code.	20

Article 9 . Claims Procedures		20

Section 9.1.	Presentation of Claim.	20
Section 9.2.	Notification of Decision.	20
Section 9.3.	Review of a Denied Claim.	21
Section 9.4.	Decision on Review.	22
Section 9.5.	Section 409A of the Code.	22

Article 10 . Trust		23

Section 10.1.	Establishment of the Trust.	23
Section 10.2.	Interrelationship of the Plan and the Trust.	23
Section 10.3.	Distributions From the Trust.	23

Article 11 . Miscellaneous		248

Section 11.1.	Status of Plan.	24
Section 11.2.	Unsecured General Creditor.	24
Section 11.3.	Employer’s Liability.	24
Section 11.4.	Nonassignability.	24
Section 11.5.	Not a Contract of Employment.	25
Section 11.6.	Furnishing Information.	25
Section 11.7.	Governing Law.	25
Section 11.8.	Required or Permitted Notices.	25
Section 11.9.	Successors.	25
Section 11.10.	Severability.	26

McCormick Deferred Compensation Plan	Table of Contents

Section 11.11.	Payment on Behalf of Person Unable to Manage Affairs.	26
Section 11.12.	Distribution in the Event of Taxation.	26
Section 11.13.	Insurance.	26
Section 11.14.	Section 409A of the Code.	27
Section 11.15.	Other Benefits and Agreements.	27

McCormick Deferred Compensation Plan	Table of Contents

Article 1. General Provisions
Section 1.1.    Purpose.

(a)	This Plan is maintained to provide Participants an opportunity to defer compensation that would otherwise be currently payable to such Participants.

(b)
This Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Title I of the Employee Income Retirement Security Act of 1974, as amended.

Section 1.2.    History of the Plan.

(a)
Before 2005, the Company provided deferred compensation benefits under a plan known as the “McCormick & Company, Incorporated Deferred Compensation Plan,” which was effective January 1, 2000 (the “2000 Plan”). On December 23, 2004, the 2000 Plan was frozen effective January 1, 2005, and no further deferrals were permitted under the 2000 Plan after 2004. All benefits under the 2000 Plan were vested as of December 31, 2004.

(b)
This Plan was first effective January 1, 2005, and it incorporated the terms of the 2000 Plan, except to the extent those terms were inconsistent with the requirements of Section 409A of the Code. Since January 1, 2005, the Plan has been operated in good faith compliance with Section 409A of the Code and the applicable guidance thereunder.

Section 1.3.    Effective Date.
The Plan, as amended and restated in this document, is effective January 1, 2005.

Article 2. Definitions and Construction
Section 2.1.    Definitions.
For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings indicated:

(a)
Account Balance. As of any given date called for under the Plan, the sum of: (1) the balance of the Participant’s Deferral Contribution Account and (2) the balance of the Participant’s Discretionary Contribution Account, as such accounts have been adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions, in accordance with Article 4 and Article 5 of the Plan.

(b)	Article. An Article of the Plan.

(c)
Base Annual Salary. The base annual compensation payable to a Participant by an Employer for services rendered during a Plan Year, (1) excluding Bonuses, commissions, director fees and other additional incentives and awards payable to the Participant, but (2) before reduction for any Elective Deductions. With respect to directors of the Company who are not employees of the Company or any Employer, Base Annual Salary shall mean the director fees payable to such individuals.

(d)	Beneficiary. One or more persons, trusts, estates or other entities, designated (or deemed designated) by the Participant in accordance with Article 6.

(e)	Beneficiary Designation Form. The document prescribed by the Committee to be used by the Participant to designate his Beneficiary for the Plan.

(f)	Board. The Board of Directors of the Company.

(g)
Bonus. The amounts payable to a Participant during a Plan Year under any annual bonus or incentive plan or arrangement sponsored by an Employer, before reduction for any Elective Deductions, but excluding commissions, multi-year bonuses, stock-related awards and other non-monetary incentives.

(h)	Change in Control Event. One or more of the following events:

(1)
the consolidation or merger of the Company with or into another entity where the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s capital stock are converted into cash, securities or other property, except for any consolidation or merger of the Company in which the holders (excluding any “Substantial Stockholders” as defined in Section 4, “Common Stock,” subsection (b)(2)(H) of the Certificate of Incorporation of the Company as in effect as of the date hereof (the “Charter”)) of the Company’s (A) voting common stock, (B) non-voting common stock, and (C) other classes of voting stock, if any, immediately before the consolidation or merger shall, upon consummation of the consolidation or merger, own in excess of 50% of the voting stock of the surviving corporation;

(2)
any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

(3)
any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner (as defined in Section 4, “Common Stock,” subsection (b)(2)(C) of the Charter), directly or indirectly, of securities of the Company representing more than 13% (the “Specified Percentage”) of the voting power of all the outstanding securities of the Company having the right to vote in an election of the Board (after giving effect, to the extent applicable, to the operation of Section 4, “Common Stock,” subsection (b) of the Charter) (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person), provided, however, that in the event that the vote limitation with respect to Substantial Stockholders set forth in Section 4, “Common Stock,” subsection (b) of the Charter becomes inoperative by virtue of the operation of Section 4, “Common Stock,” subsection (b)(12) of the Charter, or otherwise, the “Specified Percentage” shall be increased, without requirement for further action, to 35%; or

(4)
individuals, who constitute the entire Board elected by the Company’s stockholders at its most recent annual meeting of stockholders and any new directors who have been appointed to the Board by a vote of at least a majority of the directors then in office, having ceased for any reason to constitute a majority of the members of the Board.

Notwithstanding the definition of Change in Control Event set forth in this Section 2.1(h), if a Change in Control Event occurs and such event does not constitute a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code, such event shall not constitute a Benefit Distribution Date and shall not be treated as a triggering event for any payments otherwise scheduled to be made following a Change in Control Event.

(i)	Claimant. The person or persons described in Article 9 who apply for benefits or amounts that may be payable under the Plan.

(j)	Code. The Internal Revenue Code of 1986, as amended.

(k)	Committee. Either of the Committees designated in Article 7, as applicable.

(l)	Company. McCormick & Company, Incorporated, and any successors and assigns.

(m)
Deferral Contribution. The aggregate amount of Base Annual Salary or Bonus deferred by a Participant during a given Plan Year in accordance with the terms of the Plan and credited to the Participant’s Deferral Contribution Account.

(n)
Deferral Contribution Account. A Participant’s aggregate Deferral Contributions, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments and prior distributions and withdrawals.

(o)
Disabled/Disability. “Totally and Permanently Disabled” within the meaning of the Company’s long-term disability plan, provided that no Disability shall be treated as a triggering event for the payment of benefits under the Plan unless such Disability constitutes a “disability” within the meaning of Treas. Reg. § 1.409A-3(i)(4), and no Disability shall be the basis upon which a deferral election is suspended in accordance with Section 4.3 unless such Disability constitutes a “disability” within the meaning of Treas. Reg. § 1.409A-3(j)(4)(xii).

(p)
Discretionary Contribution. The aggregate amounts, if any, credited by the Employer to the Participant’s Discretionary Contribution Account during a given Plan Year in accordance with the terms of the Plan and credited to a Participant’s Discretionary Contribution Account.

(q)
Discretionary Contribution Account. A Participant’s aggregate Discretionary Contributions, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments and prior distributions and withdrawals.

(r)
Election Form. The document required by the Committee to be submitted by a Participant, on a timely basis, which specifies (1) the amount of Base Annual Salary and/or Bonus the Participant elects to defer from a given Plan Year and (2) the portion (if any) of Deferral Contributions that shall be distributable upon an Interim Distribution Date rather than the Benefit Distribution Date.

(s)
Elective Deductions. Those deductions from a Participant’s Base Annual Salary or Bonus for amounts voluntarily deferred or contributed by the Participant pursuant to any qualified or non-qualified deferred compensation plan, including, without limitation, amounts deferred pursuant to Code Sections 125, 402(e)(3) and 402(h), to the extent that all such amounts would have been payable to the Participant in cash had there been no such deferral or contribution.

(t)	Employer. The Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Management Committee to participate in the Plan.

(u)	ERISA. The Employee Retirement Income Security Act of 1974, as amended.

(v)	Financial Emergency. An unanticipated emergency or severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, a loss of the Participant’s property due to casualty, or such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that constitute an unforeseeable emergency will be determined by the Committee and shall depend upon the facts of each case, provided that a Financial Emergency shall not be deemed to exist to the extent that such hardship is or may be relieved:

(1)	through reimbursement or compensation by insurance or otherwise,

(2)	by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

(3)	by cessation of Deferral Contributions under the Plan, provided that this clause (3) shall not apply for purposes of Section 4.3(a).
By way of example, the need to send a Participant’s child to college or the desire to purchase a home shall not be considered a Financial Emergency. As a further example, a Financial Emergency that may be relieved by cessation of Deferral Contributions shall be considered to be a Financial Emergency until such time as it is or could be relieved by cessation of Deferral Contributions or by other means.

(w)
Hypothetical Investment. An investment fund or benchmark made available to Participants by the Committee for purposes of valuing amounts credited under the Plan. The Committee shall have the discretion to offer a Hypothetical Investment that is intended to track the returns of the Common Stock of the Company (“Stock”).

(x)
Interim Distribution Date. The first day of any calendar year, selected by the Participant, upon which the designated portion of Deferral (as well as any appreciation or depreciation of such amounts due to Investment Adjustments) attributable to a given Plan Year shall be distributed. A Participant shall be permitted to have only one Interim Distribution Date with respect to the Deferral Contributions for any Plan Year, but shall be permitted to have separate Interim Distribution Dates with respect to Deferral Contributions for different Plan Years.

(y)
Investment Adjustment(s). Any appreciation credited to (as income or gains) or depreciation deducted from (as expenses or losses) a Participant’s Deferral Contribution Account and/or Discretionary Contribution Account, in accordance with such Participant’s selection of Hypothetical Investments.

(z)
Participant. Any employee or member of the Board who (1) is selected to participate in the Plan in accordance with Section 3.1, and (2) elects to participate in the Plan in accordance with Section 3.2.

(aa)	Plan. The McCormick & Company, Incorporated, 2005 Deferred Compensation Plan.

(bb)	Plan Year. A 12-month period commencing January 1 and ending December 31 of the same calendar year. Accordingly, Plan quarters shall commence on January 1, April 1, July 1 and October 1 of each year.

(cc)	Separation from Service. A termination of a Participant’s employment relationship with the Employers that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(dd)
Trust. The McCormick & Company, Incorporated Deferred Compensation Plan Trust or such other trust as may be established by a member of the Affiliated Group to fund benefits under this Plan. The Plan, notwithstanding the creation of the Trust, is intended to be unfunded for purposes of the Code and Title I of ERISA.

(ee)
Vested Account Balance. As of any given measurement date called for under the Plan, the sum of the following: (1) the balance of the Participant’s Deferral Contribution Account and (2) the vested portion of the balance of the Participant’s Discretionary Contribution Account, as such accounts have been adjusted to reflect all applicable Investment Adjustments and all prior withdrawals and distributions.

Section 2.2.    Construction.
For purposes of the Plan, unless the contrary is clearly indicated by the context,

(a)	the use of the masculine gender shall also include within it meaning the feminine and vice versa,

(b)	the use of the singular shall also include within its meaning the plural and vice versa,

(c)	the word “include” shall mean to include without limitation, and

(d)	the captions of the articles, sections or paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

Article 3. Eligibility, Selection and Enrollment
Section 3.1.    Eligibility, Selection by Committee.
Those employees of an Employer who are in Grade 15 or above who are (1) determined to be in a select group of management or highly compensated employees, (2) specifically chosen by the applicable Employer to participate in the Plan, and (3) approved for such participation by the Committee shall be eligible to participate in the Plan. Non-employee members of the Board are also eligible to participate in the Plan.
Section 3.2.    Commencement of Participation.

(a)
An employee who has satisfied the requirements of Section 3.1 and met all enrollment requirements established by the Committee shall commence participation in the Plan as of the date established by the Committee.

(b)
If a Participant fails to meet all such requirements within the specified time period with respect to any Plan Year, the Participant shall not be eligible to make any Deferral Contributions during that Plan Year.

Article 4. Contributions and Accounts
Section 4.1.    Deferral Contributions.

(a)	Amounts Eligible for Deferral. Subject to Section 4.1(b) and (c):

(1)
Base Annual Salary. A Participant may designate a whole percentage (or, if permitted by the Committee, a fixed dollar amount) to be deducted from his Base Annual Salary. Such amount shall be deducted from each regularly scheduled payment of Base Annual Salary.

(2)
Bonus. A Participant may designate a fixed dollar amount, a whole percentage, or a percentage above a fixed dollar amount to be deducted from his Bonus. If a fixed dollar amount is designated by the Participant to be deducted from any Bonus payment and such fixed dollar amount exceeds the Bonus actually payable to the Participant, the entire amount of such Bonus shall be deducted.

(3)
Directors’ Fees. A Participant may designate a whole percentage (or, if permitted by the Committee, a fixed dollar amount) to be deducted from his directors’ fees. Such amount shall be deducted from each regularly scheduled payment of directors’ fees.

(b)	Minimum Deferral.
For any Plan Year, no deferral election shall be valid unless it is at least equal to the following minimum percentages:

Type of Compensation	Minimum Deferral Percentage
Base Annual Salary	10%
Bonus	10%
Directors’ Fees	10%

If an Election Form is submitted which would yield less than the stated minimum amounts, the amount deferred shall be zero.

(c)	Maximum Deferral.
For any Plan Year, no deferral election shall be valid to the extent that it exceeds the following maximum percentages:

Type of Compensation	Maximum Deferral Percentage
Base Annual Salary	80%
Bonus	80%
Directors’ Fees	100%

If an Election Form is submitted which would yield more than the stated maximum amounts, the amount deferred shall be the maximum amount as set forth above.

(d)	Time of Crediting Deferral Contributions.
Deferral Contributions shall be deemed to be made to the Plan by the Participant on the date the Participant would have received such compensation had it not been deferred pursuant to the Plan.
Section 4.2.    Elections to Defer.

(a)	Subject to the requirements of this Article 4, a Participant may elect to defer the receipt of Base Annual Salary and/or Bonus during any Plan Year.

(b)
The Participant's intent to defer shall be evidenced by an annual Election Form, completed and submitted (either electronically or in writing) to the Committee or its designee in accordance with such procedures and time frames as may be established by the Committee.

(c)
Amounts deferred by a Participant with respect to a given Plan Year shall be referred to collectively as Deferral Contributions and shall be credited to a Deferral Contribution Account established in the name of the Participant. The Deferral Contribution Account shall be utilized solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Deferral Contribution Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to any such account shall not be considered “plan assets” for ERISA purposes. The Deferral Contribution Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide Participant and shall thus reflect a mere unsecured promise to pay such amounts in the future.

(d)
The Election Form must be submitted by the end of the immediately preceding Plan Year in order to be deemed timely for the following Plan Year with respect to deferrals of Base Annual Salary, except that a newly eligible Participant shall be permitted to submit an Election Form within 30 days of first becoming eligible to participate in the Plan within the meaning of Treas. Reg. § 1.409A-2(a)(7).

(e)	The Election Form must be submitted by the end of the Plan Year preceding the Plan Year for which the Bonus is earned in order to be deemed timely for the following Plan Year with respect to deferrals of Bonus, except that (1) a newly eligible Participant shall be permitted to submit an Election Form within 30 days of first becoming eligible to participate in the Plan within the meaning of Treas. Reg. § 1.409A-2(a)(7), and (2) the Committee shall be permitted to treat as timely an Election Form that is submitted at least six months before the end of the applicable performance cycle with respect to deferrals of Bonus that constitute “performance-based compensation” within the meaning of Section 409A of the Code and the elections otherwise comply with the requirements of Treas. Reg. § 1.409A-2(a)(8).

(f)
An Election Form shall be effective only with respect to (1) Base Annual Salary earned in the Plan Year to which the Election Form applies and (2) Bonuses earned for the Plan Year for which the Election Form applies (not Bonuses paid in the Plan Year for which the Election Form applies).

(g)
If a Participant fails to submit an Election Form with respect to Base Salary for a Plan Year or fails to submit such form on a timely basis, the Participant shall not make Deferral Contributions with respect to Base Salary during the Plan Year. If a Participant fails to submit an Election Form with respect to Bonus for a Plan Year or fails to submit such form on a timely basis, the Participant shall not make Deferral Contributions with respect to the Participant’s Bonus earned during the Plan Year.

Section 4.3.    Suspension of Deferrals.

(a)
Financial Emergencies. If a Participant experiences a Financial Emergency, the Participant may petition the Committee to suspend any deferrals required to be made by the Participant pursuant to his current Election Form. The Committee shall determine whether to approve the Participant’s petition. If the petition for a suspension is approved, suspension shall commence upon the date of approval and shall continue until the end of the Plan Year during which the Financial Emergency occurs. The Participant’s eligibility for Discretionary Contributions may also be similarly suspended.

(b)
Disability. If a Participant is deemed to have suffered a Disability, any current Election Form of the Participant shall automatically be suspended and no further deferrals shall be required to be made by the Participant pursuant to his current Election Form as of the date on which the Participant incurs the Disability.

(c)	If a Participant’s Deferral Contributions are suspended pursuant to Section 4.3(a) or (b), the Committee may also suspend the Participant’s eligibility for Discretionary Contributions.
Section 4.4.    Discretionary Contributions.

(a)
A Participant may be credited with Discretionary Contributions for any Plan Year in which such amounts are declared by the applicable Employer with respect to the Participant. Such Discretionary Contributions shall be credited to a Discretionary Contribution Account in the name of the Participant.

(b)
The applicable Employer shall have sole discretion to determine with respect to each Plan Year and each Participant (1) whether any Discretionary Contribution was declared with respect to the Participant, (2) the amount of such Discretionary Contribution, (3) the date as of which such Discretionary Contribution shall be credited to a Participant’s Discretionary Contribution Account, and (4) any other condition (such as vesting) that applies with respect to such Discretionary Contribution.

(c)
The Discretionary Contribution Account shall be utilized solely as a device for the measurement of amounts to be paid to the Participant under the Plan. The Discretionary Contribution Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to such an account shall not be considered “plan assets” for ERISA purposes. The Discretionary Contribution Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide Participant and shall thus reflect a mere unsecured promise to pay such amounts in the future.

Section 4.5.    Selection of Hypothetical Investments.

(a)
The Committee shall provide each Participant with a list of Hypothetical Investments available under the Plan. From time to time, the Committee may revise the Hypothetical Investments available within the Plan.

(b)
The Participant shall, via his Investment Allocation Form(s) and his Investment Re-Allocation Form(s), select one or more Hypothetical Investments among which his various contributions shall be allocated.

(1)
Investment Allocation Form. The document that (A) shall apply with respect to those Deferral Contributions and Discretionary Contributions made to the Plan after the effective date of the Investment Allocation Form but before the effective date of a timely filed subsequent Investment Allocation Form and (B) shall determine the manner in which such Deferral Contributions and/or Discretionary Contributions shall be initially allocated by the Participant among the various Hypothetical Investments within the Plan. A new Investment Allocation Form may be submitted by the Participant in written or electronic format, at such times and according to such procedures as the Committee shall establish.

(2)
Investment Re-allocation Form. The document required by the Committee that shall re-direct the manner in which earlier Deferral Contributions and/or Discretionary Contributions, as well as any appreciation (or depreciation) to-date, are invested within the Hypothetical Investments (except Stock) available in the Plan. An Investment Re-Allocation Form may be submitted by the Participant in written or electronic format, at such times and according to such procedures as the Committee shall establish.

(c)	All Hypothetical Investment selections must be denominated in whole percentages unless the Committee determines that lower increments (or whole dollar amounts) are acceptable. A Participant may make changes in his selected Hypothetical Investments (except Stock) on a daily basis via submission of a new Investment Allocation Form or submission of a new Investment Re-Allocation Form. Before March 1, 2009 (or such other date as the Committee may establish for this purpose), once a Participant allocates a portion of the Participant’s accounts to hypothetical shares of Stock, the Participant may not decrease the number of hypothetical shares of Stock held in the Participant’s accounts. Effective March 1, 2009 (or such other date as the Committee may establish for this purpose), a Participant shall be permitted to increase or decrease an allocation with respect to Stock to the same extent, and subject to the same restrictions, as participants in The McCormick 401(k) Retirement Plan can modify their investments in Company stock in that plan.

(d)
Any Participant who does not have on file a valid selection of Hypothetical Investments for his entire account shall be deemed to have elected to invest any portion for which there is no valid selection in the Hypothetical Investment that the Committee selects for this purpose.

Section 4.6.    Adjustment of Participant Accounts.

(a)
While a Participant’s accounts do not represent the Participant’s ownership of, or any ownership interest in, any particular assets, the Participant’s accounts shall be adjusted in accordance with the Hypothetical Investment(s) chosen by the Participant on his Investment Allocation Form or Investment Re-Allocation Form, subject to the conditions and procedures set forth herein or established by the Committee.

(b)
Any cash earnings generated under a Hypothetical Investment (such as hypothetical interest and cash dividends) shall, in the Committee’s sole discretion, either be deemed to be reinvested in that Hypothetical Investment or reinvested in one or more other Hypothetical Investment(s) designated by the Committee.

(c)
All notional acquisitions and dispositions of Hypothetical Investments that occur within a Participant’s accounts, pursuant to the terms of the Plan, shall be deemed to occur at such times as the Committee shall determine to be administratively feasible and the Participant’s accounts shall be adjusted accordingly. Accordingly, if a distribution or re-allocation must occur pursuant to the terms of the Plan and all or some portion of the Account Balance must be valued in connection such distribution or re-allocation (to reflect Investment Adjustments), the Committee may, unless otherwise provided for in the Plan, select a date or dates that shall be used for valuation purposes.

(d)
Notwithstanding anything in the Plan to the contrary, any Investment Adjustments made to any Participants’ accounts following a Change in Control shall be made in a manner no less favorable to Participants than the practices and procedures employed under the Plan, or as otherwise in effect, as of the date of the Change in Control.

Section 4.7.    Withholding of Taxes.

(a)
Annual Withholding from Compensation. For any Plan Year in which Deferral Contributions are credited under the Plan, the Employer shall withhold the Participant’s share of FICA and other employment taxes from the portion of the Participant’s Base Annual Salary and/or Bonus not deferred. If deemed appropriate by the Committee, the Committee may reduce the amount deferred pursuant to the Participant’s Election Form where necessary to facilitate compliance with applicable withholding requirements.

(b)
Withholding from Benefit Distributions. The Participant’s Employer (or the trustee of the Trust, as applicable), shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer (or the trustee of the Trust, as applicable).

Section 4.8.    Vesting.
The Participant shall at all times be one hundred percent (100%) vested in all Deferral Contributions, adjusted to reflect any appreciation (or depreciation) specifically attributable to such contributions due to Investment Adjustments.

Article 5. Payments from the Plan
Section 5.1.    Default Time and Forms of Payment.
Except as provided in Section 5.2 or Section 5.3, a Participant’s Account Balance shall be paid in a lump sum on the date that is six months after the Participant’s Separation from Service.
Section 5.2.    Election of Alternate Time or Form of Payment.

(a)
In General. Except as provided in Section 5.3, if the Participant has a valid election on file with the Company as to the time and form of his benefit payment under the Plan, his benefit shall be paid at the time and in the form designated in his election.

(b)	Initial Election.

(1)	The Participant may elect a different time and/or form of payment for his benefit under the Plan from among the different alternatives available under the Plan as provided in Section 5.4.

(2)
When the Participant submits his Election Form(s) in accordance with the requirements of Section 4.2 for a Plan Year, he shall specify the time and form of payment that shall apply with respect to the deferrals of Base Salary or Bonus for that Plan Year that are to be deferred pursuant to the Election Form submitted. The Participant may elect a different time and/or form of payment with respect to the deferral of Base Salary and Bonus for the same Plan Year, and with respect to the deferral of Base Salary and Bonus for different Plan Years.

(c)
Changes to Election. A Participant may file an election to change the timing of his benefit payments or the form of benefit payments at the time and in the manner designated by the Committee, subject to the following conditions:

(1)	the election to change the time or form of payment shall not take effect until twelve (12) months after the election is made;

(2)	the election to change the time or form of payment must be filed at least 12 months prior to the date on which payments to the Participant are otherwise scheduled to commence; and

(3)	the first payment with respect to which such election to change the form of payment is made must be deferred for a period of 5 years from the date such payment would otherwise have been made.
For purposes of this Section 5.2(c), a series of installment payments shall be treated as a single payment.

(d)	Special Election in 2008. Notwithstanding the requirements of Section 5.2(c), Participants may make elections on or before December 31, 2008 as to the time and/or form (or forms) of payment of such amounts, provided that such elections shall apply only to amounts that would not otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would not otherwise be payable in 2008.
Section 5.3.    Cash Out of Small Benefits.
Notwithstanding any elections to the contrary, if a Participant’s Account Balance on the date of his Separation from Service is less than the limit set forth in Section 402(g) of the Code ($15,500 in 2008), the benefit shall be paid in a lump sum on the date that is six months after the Participant’s Separation from Service.
Section 5.4.    Forms of Payment.
Benefits under the Plan may be payable in the form of annual installments over 5, 10, 15 or 20 years, a lump sum, or any other form of payment permitted by the Committee. If benefits are paid in the form of installments, the amount of each payment shall equal the unpaid portion of the Participant’s Vested Account Balance that is subject to the election to be paid in installments at the time the payment is made multiplied by a fraction, the numerator of which is one and the denominator of which is the total number of installment payments remaining to be made.
Section 5.5.    Time of Benefit Payments.
Except as provided in subsection (d) below, a Participant’s Account Balance (or portion thereof) that is not distributed in accordance with Section 5.1 or Section 5.3 shall be distributed upon the earliest of the payment events listed as Section 5.5(a)-(c) below, as elected by the Participant in accordance with Section 5.2, and payments shall be made at the time indicated for each payment event as follows:

(a)
Separation from Service. If a Participant has elected to be paid in connection with the Participant’s Separation from Service with respect to any Deferral Contribution, payment of such Deferral Contribution and any appreciation or depreciation of such amount due to Investment Adjustments shall commence on the date of the Participant’s Separation from Service, except that any payments that are scheduled to be made on or within the first six months after Separation from Service shall be paid in one lump sum on the date that is six months after the Participant’s Separation from Service.

(b)
Disability. Any portion of a Participant’s Account Balance that has not begun to be paid as of the date that the Participant is determined to be Disabled shall commence (in the case of installments) or be paid (in the case of a lump sum) within thirty (30) days after the Participant is determined to be Disabled.

(c)
Interim Distribution Date. If the Participant has elected an Interim Distribution Date with respect to any Deferral Contribution, payment of such Deferral Contribution and any appreciation or depreciation of such amount due to Investment Adjustments shall commence within thirty (30) days after the earlier of (1) such Interim Distribution Date or (2) the Participant’s Separation from Service (subject to the six-month delay described in subsection (a) above). Notwithstanding the prior sentence, in no event shall a Participant be permitted to select an Interim Distribution Date that is less than four (4) years from the date the election is made.

(d)
Change in Control Event. Any portion of a Participant’s Account Balance that has not been paid as of the date of a Change in Control Event shall be paid in a single lump sum within ten (10) days after such Change in Control Event.

Notwithstanding the foregoing, the Committee may permit a Participant to elect to be paid on the “earlier of” or the “later of” any of the permissible payment dates set forth in this Section 5.5.
Section 5.6.    Withdrawal in the Event of a Financial Emergency.
A Participant who believes he has experienced a Financial Emergency may request in writing a withdrawal of a portion of his accounts (except Stock) necessary to satisfy the emergency. The Committee shall determine (a) whether a Financial Emergency has occurred, (b) the amount reasonably necessary to satisfy the Financial Emergency (which may include amounts necessary to pay any federal, state, local, or foreign income taxes or penalties reasonably anticipated to result from the distribution), and (c) the accounts from which the withdrawal shall be made. If the Committee approves the petition for a withdrawal, the distribution shall be made within thirty (30) days of the date of approval by the Committee.

Article 6. Death Benefits
Section 6.1.    Payments in the Event of Death.

(a)
Death Benefit. If the Participant dies before the payment date designated in Article 5, the Participant’s Beneficiary shall receive the pre-retirement death benefit described below and no other benefits shall be payable under the Plan.

(b)
Payment of Pre-Retirement Death Benefit. The pre-retirement death benefit shall be a lump-sum payment equal to the Participant’s Vested Account Balance and shall be made no later than sixty (60) days after the occurrence of the Participant's death.

Section 6.2.    Beneficiary.
Each Participant shall have the right, at any time, to designate a Beneficiary or Beneficiaries to receive, in the event of the Participant’s death, those benefits payable under the Plan. The Beneficiary(is) designated under this Plan may be the same as or different from the Beneficiary designation made under any other plan of the Employer.
Section 6.3.    Beneficiary Designation; Change; Spousal Consent.
A Participant shall designate his Beneficiary by completing and signing a Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change his Beneficiary by completing, signing and submitting to the Committee a revised Beneficiary Designation Form in accordance with the Committee’s rules and procedures, as in effect from time to time. If the Participant names someone other than his spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant’s spouse and returned to the Committee. Upon acknowledgement by the Committee of a revised Beneficiary Designation Form, all Beneficiary designations previously filed shall be deemed canceled. The Committee shall rely on the last Beneficiary Designation Form both (a) filed by the Participant and (b) acknowledged by the Committee, prior to the Participant’s death.
Section 6.4.    Acknowledgment.
No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent. Any such acknowledgement not received by the Participant before his death shall not be valid.
Section 6.5.    No Beneficiary Designation.
If a Participant fails to designate a Beneficiary as provided above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be his surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be payable to the estate of the Participant.

Section 6.6.    Doubt as to Beneficiary.
If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right to cause the Participant’s Employer (or, if applicable, the trustee of the Trust) to withhold such payments until this matter is resolved to the Committee’s satisfaction.
Section 6.7.    Discharge of Obligations.
The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and the Participant’s Participation Agreement shall terminate upon such full payment of benefits.
Article 7. Administration of the Plan
Section 7.1.    Designation of Committee.
This Plan shall be administered by the Compensation Committee of the Board of Directors or the Management Committee of the Company, as the case may be. The Compensation Committee reviews and approves the participation and benefits for the Company’s “executive officers,” as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended, and any other employees that it designates. The Management Committee reviews and approves the participation and benefits for all other executives. Members of the Management Committee may participate in this Plan.
Section 7.2.    Authority of Committee.
The Committee shall have the discretion and authority to (a) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (b) decide or resolve any and all questions including interpretations of this Plan and facts that are relevant to the administration of the Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by Participant or an Employer.
Section 7.3.    Agents.
In the administration of this Plan, the Committee may, from time to time, employ or designate agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.
Section 7.4.    Binding Effect of Decisions.

The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated by the Committee hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.
Section 7.5.    Indemnity of Committee.
All Employers shall indemnify and hold harmless the members of the Committee, and any employee to whom duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in case of willful misconduct by the Committee or any of its members or any such employee.
Section 7.6.    Employer Information.
To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Disability, death or Separation from Service of its Participants, and such other pertinent information as the Committee may reasonably require.
Section 7.7.    Finality of Decisions.
Any actions taken hereunder, including any valuation of the amount, or designation of a recipient, or any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes.

Article 8. Amendment and Termination
Section 8.1.    Amendment.
The Company may, at any time, amend or modify the Plan in whole or in part with respect to any or all Employers; provided that (a) no amendment or modification shall decrease or restrict the value of a Participant’s Vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Separation from Service as of the effective date of the amendment or modification, and (b) after a Change in Control, no amendment or modification shall adversely affect the vesting, calculation or payment of benefits hereunder to any Participant or Beneficiary or diminish any other rights or protections any Participant or Beneficiary would have had, but for such amendment or modification, unless such affected Participant or Beneficiary consents in writing to such amendment.
Section 8.2.    Termination.
Although the Employers anticipate that they will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the

Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and to terminate the Plan, at any time, with respect to its participating employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer (and any other plan required to be aggregated with this Plan pursuant to Section 409A of the Code), the Company may, in its discretion, elect to distribute to each Participant the full amount of his benefit under the Plan in a lump sum no earlier than the 13th month and no later than the 24th month after the termination of the Plan, provided that the termination of the Plan is not proximate to a downturn in the Company’s financial heath and the Company does not adopt any new arrangement that would have been aggregated with the Plan under Section 409A within three years following the date of the Plan’s termination.
Section 8.3.    Effect of Payment.
The full payment of the applicable benefit under the provisions of the Plan shall completely discharge all obligations to a Participant and his Beneficiaries under this Plan and each of the Participant’s Participation Agreement shall terminate.
Section 8.4.    Section 409A of the Code.
If the Company determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be amended to the extent that the Company determines is necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code. No amendment or termination pursuant to Section 8.1 of the Plan shall be effective to the extent that it would result in a violation of any requirement under Section 409A of the Code.
Article 9. Claims Procedures
Section 9.1.    Presentation of Claim.
Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a “Claimant”) may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within thirty (30) days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.
Section 9.2.    Notification of Decision.
The Committee shall consider a Claimant’s claim and shall notify the Claimant in writing or by electronic means:

(a)	that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or

(b)
that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, and in that event, such notice shall set forth in a manner calculated to be understood by the Claimant:

(1)	the specific reason(s) for the denial of the claim, or any part of it;

(2)	specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

(3)	a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

(4)
an explanation of the review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

Any such notice shall be provided within 90 days after receipt of the claim by the Plan, unless special circumstances require an extension of time for processing the claim for up to a maximum of an additional 90 days. The Claimant will receive written notification if any such extension is necessary.
Section 9.3.    Review of a Denied Claim.
Within sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant’s duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than thirty (30) days after the review procedure began, the Claimant (or the Claimant’s duly authorized representative):

(a)	may review and request copies of pertinent documents, records, and other information relevant to the claim for benefits;

(b)
may submit written comments, documents, records, and other information relating to the claim for benefits (regardless of whether such comments, documents, records, or other information was submitted or considered in connection with the initial claim); and/or

(c)	may request a hearing, which the Committee may grant.
No claim shall be reviewed if the Claimant (or the Claimant’s duly authorized representative) fail to file the written request for review in a timely manner.

A Claimant who fails to request a review (and fails to have a duly authorized representative seek review on his behalf) in accordance with this Section 9.3 shall not be permitted to bring an action under ERISA to enforce his rights under the Plan.
Section 9.4.    Decision on Review.
The Committee shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee’s decision must be rendered within one hundred twenty (120) days after such date. The Claimant will receive written notification if any extension beyond the original sixty (60) days is necessary. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

(a)	specific reasons for the decision;

(b)	specific reference(s) to the pertinent Plan provisions upon which the decision was based;

(c)
a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits; and

(d)	a statement of the Claimant's right to bring an action under Section 502(a) of ERISA.
Section 9.5.    Section 409A of the Code.
If a Participant or Beneficiary believes he or she is entitled to benefits but has not received them, the Participant or Beneficiary must accept any payment made under the Plan and make prompt and reasonable, good faith efforts to collect the remaining portion of the payment, as determined under Section 1.409A-3(g) of the Treasury Regulations. For this purpose (and as determined under such regulation), efforts to collect the payment will be presumed not to be prompt, reasonable, good faith efforts, unless the Participant or Beneficiary provides notice to the Committee within 90 days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and the regulations under Section 409A of the Code, and unless, if not paid, the Participant or Beneficiary takes further enforcement measures within 180 days after such latest date.

Article 10. Trust
Section 10.1.    Establishment of the Trust.
The Company may utilize one or more Trusts to which the Employers may transfer such assets as the Employers determine in their sole discretion to assist in meeting their obligations under the Plan. Any Trust shall conform to the restrictions under Section 409A of the Code relating to the funding of nonqualified deferred compensation plans. Benefits under the Plan may also be paid out of the general assets of the Company or an Employer.
Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participant or any other person.
Section 10.2.    Interrelationship of the Plan and the Trust.
The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust.
Section 10.3.    Distributions From the Trust.
Each Employer’s obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer’s obligations under this Agreement.

Article 11. Miscellaneous
Section 11.1.    Status of Plan.
The Plan is intended to be a plan that is not qualified within the meaning of Section 401(a) of the Code and that “is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of ERISA. The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent. All Participant accounts and all credits and other adjustments to such Participant accounts shall be bookkeeping entries only and shall be utilized solely as a device for the measurement and determination of amounts to be paid under the Plan. No Participant accounts, credits or other adjustments under the Plan shall be interpreted as an indication that any benefits under the Plan are in any way funded.
Section 11.2.    Unsecured General Creditor.
Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or an Employer or in any property or assets held in a Trust maintained with respect to the Plan. For purposes of the payment of benefits under this Plan, any and all of an Employer’s assets, shall be, and shall remain, the general, unpledged unrestricted assets of the Employer. Any Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company.
Section 11.3.    Employer’s Liability.
An Employer’s liability for the payment of benefits shall be defined only by the Plan and the Participation Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his Participation Agreement.
Section 11.4.    Nonassignability.
Except to the extent required by an approved domestic relations order, neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in actual receipt, the amount, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. Except as required by law or an approved domestic relations order, no part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency.

Section 11.5.    Not a Contract of Employment.
The terms and conditions of this Plan and the Participation Agreement shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in this Plan or any Participation Agreement shall be deemed to give a Participant the right to be retained in the service of any Employer as an employee or to interfere with the right of any Employer to discipline or discharge the Participant at any time.
Section 11.6.    Furnishing Information.
Each Participant and Beneficiary shall cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.
Section 11.7.    Governing Law.
The provisions of this Plan shall be construed and interpreted according to ERISA and the internal laws of the State of Maryland without regard to its conflicts of laws principles, to the extent not preempted by ERISA.
Section 11.8.    Required or Permitted Notices.
Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:
McCormick & Company, Incorporated
18 Loveton Circle
Sparks, Maryland 21152
Attn: Vice President – Human Relations

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.
Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.
Section 11.9.    Successors.

The provisions of this Plan shall bind and inure to the benefit of the Participant’s Employer and its successors and assigns, the Participant, the Participant’s Beneficiaries and their successors and assigns.
Section 11.10.     Severability.
If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity, or unenforceability shall not affect any other provision of the Plan, each of which shall remain in full force and effect.
Section 11.11.     Payment on Behalf of Person Unable to Manage Affairs.
If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any such payment shall be a complete discharge of the liabilities of the Company under this Plan.
Section 11.12.     Distribution in the Event of Taxation.

(a)
If, for any reason, all or any portion of a Participant’s benefit under this Plan becomes includable in the Participant’s gross income for Federal income tax purposes prior to receipt of such benefit, the Participant may petition the Committee for a distribution of that portion of his benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Participant’s Employer shall immediately distribute to the Participant funds in an amount equal to the taxable portion of his benefit (which amount shall not exceed the Participant’s unpaid Vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within ninety (90) days of the date when the Participant’s petition is granted. Such a distribution shall correspondingly reduce the benefits with respect to the Participant under this Plan.

(b)
In its discretion, the Committee may distribute all or a portion of the Participant’s benefit prior to his Benefit Commencement Date to the extent necessary to pay any FICA or income taxes which may be owed by the Participant on his benefit under the Plan and to the extent permitted by Section 409A of the Code.

Section 11.13.    Insurance.
The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.
Section 11.14.     Section 409A of the Code.
No provision in the Plan shall be interpreted or construed to (a) create any liability for the Company or an Employer related to a failure to comply with Section 409A or (b) transfer any liability for a failure to comply with Section 409A from a Participant, a Participant’s spouse, beneficiary, estate or other individual to the Company or an Employer.
Section 11.15.     Other Benefits and Agreements.
The benefits provided for a Participant and Participant’s Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant’s Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or programs except as may otherwise be expressly provided.

*        *        *        *        *

IN WITNESS WHEREOF, this Plan document has been executed on behalf of the Company as of ____________________, 2008.

ATTEST:                    McCORMICK & COMPANY, INCORPORATED

______________________    _____        By: ______________________________    _____
Name:                Date        Name:                         Date
Title:                        Title:

MCCORMICK & COMPANY NON-QUALIFIED RETIREMENT SAVINGS PLAN
ADDENDUM B - TERMS OF THE
MCCORMICK & COMPANY, INCORPORATED
RESTORATION PLAN (“RESTORATION PLAN”)

McCormick Non-Qualified Retirement Savings Plan    Page B-1

ADDENDUM B TO THE
McCORMICK & COMPANY INCORPORATED
NON-QUALIFIED RETIREMENT SAVINGS PLAN

McCORMICK & COMPANY, INCORPORATED
RESTORATION PLAN
Effective February 1, 2017

DC: 5164687-13
Restoration Plan

Restoration Plan	i

Section 7.8.	Discharge of Obligations.	11

Article 8.	Administration of the Plan	11

Section 8.1.	In General.	11

Article 9.	Amendment and Termination	11

Section 9.1.	In General.	11

Article 10.	Claims Procedures	11

Section 10.1.	In General.	11

Article 11.	The Trust	11

Section 11.1.	Establishment or the Trust.	11
Section 11.2.	Automatic Funding of Trust.	12
Section 11.3.	Interrelationship of the Plan and the Trust.	12
Section 11.4.	Distributions from the Trust.	12

Article 12.	Miscellaneous	12

Section 12.1.	In General.	12

Restoration Plan	ii

Article 1.    General Provisions

Section 1.1.	Purpose.

(a)
This Plan is designed to restore benefits that would have accrued under The McCormick 401(k) Retirement Plan but are restricted due to the limits on compensation imposed by Sections 415 and 401(a)(17) of the Code.

(b)
This Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(c)
Effective January 31, 2017, the Plan has been frozen and merged into the McCormick & Company Incorporated Nonqualified Retirement Savings Plan. After that date, no Participant shall accrue any additional benefits under the Plan and no individual shall become a Participant in the Plan.

Section 1.2.	Effective Date.
The Plan is effective February 1, 2017.
Article 2.    Definitions and Construction

Section 2.1.	Definitions.
For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings indicated:

(a)
Account. As of any given date called tor under the Plan, a Participant’s aggregate Employer Contribution Credits, as adjusted to reflect any appreciation (or depreciation) due to Investment Adjustments.

(b)	Beneficiary. One or more persons. trusts, estates or other entities, designated (or deemed designated) by the Participant in accordance with Article 7.

(c)	Board. The Board of Directors of the Company.

(d)
Cause. Any willful and continuous failure by the Participant to substantially perform his duties with the Employer (unless the failure to perform is due to the Participant’s Disability) or any willful misconduct or gross negligence by the Participant which results in material economic harm to the Employer. or any conviction of the Participant of a felony. No act or failure to act shall be considered “willful” for purposes of this definition if the Participant reasonably believed in good faith that such act or failure to act was in, or not opposed to, the best interests of the Employer. In the event of a willful and continuous failure by the Participant to substantially perform his duties, the Employer shall notify the Participant in

Restoration Plan	i

writing of such failure to perform, and the Employee shall have a period of thirty (30) days after such notice to resume substantial performance of his duties.

(e)	Change in Control Event. The occurrence of one or more of the following events:

(1)
the consolidation or merger of the Company with or into another entity where the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s capital stock are converted into cash, securities or other property, except for any consolidation or merger of the Company in which the holders (excluding any “Substantial Stockholders” as defined in Section 4, “Common Stock,” subsection (b)(2)(H) of the Certificate of Incorporation of the Company as in effect as of the date hereof(the “Charter”)) of the Company’s (A) voting common stock, (B) non-voting common stock, and (C) other classes of voting stock, if any, immediately before the consolidation or merger shall, upon consummation of the consolidation or merger, own in excess of 50% of the voting stock of the surviving corporation;

(2)
any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

(3)
any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner (as defined in Section 4, “Common Stock,” subsection (b)(2)(C) of the Charter), directly or indirectly, of securities of the Company representing more than 13% (the “Specified Percentage”) of the voting power of all the outstanding securities of the Company having the right to vote in an election of the Board (after giving effect, to the extent applicable, to the operation of Section 4, “Common Stock,” subsection (b) of the Charter) (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person), provided, however, that in the event that the vote limitation with respect to Substantial Stockholders set forth in Section 4, “Common Stock,” subsection (b) of the Charter becomes inoperative by virtue of the operation of Section 4, “Common Stock,” subsection (b)(12) of the Charter, or otherwise, the “Specified Percentage” shall be increased, without requirement for further action, to 35%; or

(4)
individuals, who constitute the entire Board elected by the Company’s stockholders at its most recent annual meeting of stockholders and any new directors who have been appointed to the Board by a vote of at least a majority of the directors then in office, having ceased for any reason to constitute a majority of the members of the Board.

Notwithstanding the definition of Change in Control Event set forth in this Section 2.1 (e), if a Change in Control Event occurs and such event does not constitute a “change in ownership,”

Restoration Plan	ii

“change in effective control,” or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code, Participants shall become fully vested in their Plan Account as provided in Section 4.2(b) but such event shall not be treated as entitling a Participant to a distribution based on a Change in Control Event.

(f)	Code. The Internal Revenue Code of 1986, as amended,

(g)	Committee. Either of the Committees designated in Article 8, as applicable.

(h)	Company. McCormick & Company, Incorporated and any successors or assigns.

(i)
Constructive Discharge. A Participant’s Separation from Service as a result of the occurrence of any of the events listed below; provided that, (A) the Participant gives the Employer the opportunity to “cure” the conditions constituting a Constructive Discharge by notifying the Employer within ninety (90) days of the initial existence of the conditions constituting a Constructive Discharge, and (B) the Employer fails to remedy the conditions within thirty (30) days of the Employee’s notification:

(1)
Re-assignment of the Participant lo a position which is at a substantially lower level in the organizational structure than his previous position, as defined by any one or a combination of the following factors: reporting relationship, compensation compared to others in the organization, and authority, duties and responsibilities;

(2)
Substantial diminution in the Participant’s authority, duties or responsibilities, or the assignment of duties and responsibilities which are unsuitable for an individual having the position, experience and stature of the Participant;

(3)
Substantial reduction in the Participant’s total compensation (including salary, bonus opportunity, deferred compensation, stock options, profit sharing and retirement programs and other benefits); provided, however, that a reduction that applies generally to all employees of the Employer, for example, a reduction or elimination of the employer matching contribution or profit sharing contribution under the Qualified Plan, shall not be a Constructive Discharge;

(4)	Relocation of the Participant’s principal workplace to a location which is more than 50 miles from the Participant’s previous principal workplace; or

(5)
Any failure by the Employer to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets or the Employer to assume expressly and agree to perform under the Plan in the same manner and to the same extent that the Employer would be required to perform thereunder with respect to the Participant if the transaction or event resulting in a successor had not taken place.

(j)	Disabled/Disability. “Totally and Permanently Disabled” within the meaning of the Company’s long-term disability plan, provided that no Disability shall be treated as a

Restoration Plan	iii

triggering event for the payment of benefits under the Plan unless such Disability constitutes a “disability” within the meaning of Treas. Reg.§ 1.409A-3(i)(4).

(k)	Effective Date. February 1, 2017.

(l)
Eligible Employee. A person hired on or after January 1, 2012 who is (i) determined to be in a select group of management or highly compensated employees, (ii) specifically chosen by the applicable Employer to participate in the Plan and (iii) approved for such participation by the Committee.

(m)	Employer. The Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Management Committee to participate in the Plan.

(n)	Employer Contribution Credits is defined in Section 4.1.

(o)	ERISA. The Employee Retirement Income Security Act of 1974, as amended.

(p)	Hypothetical Investment. An investment fund or benchmark made available to Participants by the Committee for purposes of valuing amounts credited under the Plan.

(q)
Investment Adjustment(s). Any appreciation credited to (as income or gains) or depreciation deducted from (as expenses or losses) a Participant’s Account, in accordance with such Participant’s selection of Hypothetical Investments.

(r)	Participant. Any Eligible Employee who becomes a Participant in accordance with the provisions of Article 3.

(s)	Plan. The McCormick & Company, Incorporated Restoration Plan, as amended from time to time.

(t)
Plan Year. A twelve (12) month period commencing December 1 and ending November 30 of the subsequent calendar year. The Plan shall have an initial short Plan Year commencing January 1, 2014 and ending November 30, 2014.

(u)	Qualified Plan. The McCormick 401(k) Retirement Plan.

(v)	Separation From Service. A termination of a Participant’s employment relationship with the Employers that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(w)	Trust. A trust established by an Employer to fund benefits under the Plan. The Plan, notwithstanding the creation of a Trust, is intended to be unfunded for purposes of the Code and Title I of ERISA.

Restoration Plan	iv

Section 2.2.	Construction.
For purposes of the Plan, unless the contrary is clearly indicated by the context,

(a)	the use of the masculine gender shall also include within its meaning the feminine and vice versa.

(b)	the use of the singular shall also include within its meaning the plural and vice versa.

(c)	the word “include” shall mean to include without limitation, and

(d)	the captions of the articles, sections, or paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of its provisions.
Article 3.    Eligibility and Participation

Section 3.1.	Commencement of Participation.
Any individual who is an Eligible Employee before the Effective Date shall remain a Participant on the Effective Date. No individual shall become a Participant on or after the Effective Date.

Section 3.2.	Re-Employment.
If a Participant whose employment with the Employer is terminated on or after the Effective Date is subsequently reemployed with the Employer, he will not again become a Participant. Any unvested Account balance that was forfeited in accordance with Section 6.4 will not be reinstated following rehire.

Section 3.3.	Change of Employment Category.
During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he shall not be eligible to receive contributions under the Plan. However, he will continue to vest in his Account in accordance with Section 4.2(a).
Article 4.    Credits

Section 4.1.	Employer Contribution Credits.

(a)
Annual Employer Contribution Credits. For each Plan Year ending before the Effective Date in which an individual is a Participant in the Plan and the Qualified Plan, an Employer Contribution Credit shall be made on behalf of the Participant equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2).

(1)
The Post-2011 Profit Sharing Contributions, if any, that would have been contributed under the Qualified Plan on behalf of the Participant for the applicable Plan Year, disregarding the limitations of Sections 415 and 401(a)(17) or the Code, as they may be implemented in the Qualified Plan.

Restoration Plan	v

(2)	The Post-2011 Profit Sharing Contributions, if any, actually contributed to the Qualified Plan on behalf of the Participant for the applicable Plan Year.
The calculation of the Employer Contribution Credit shall not be based on the contribution of any profit sharing contributions under the Qualified Plan (including any Discretionary Profit Sharing Contributions) other than Post-2011 Profit Sharing Contributions.

(b)
Timing of Contribution Credit. The Employer Contribution Credit for a Plan Year shall be credited to a Participant’s Account as of a date determined by the Committee; such date shall be no later than the end of the calendar year following the end of such Plan Year. Any earnings and losses attributable to such Employer Contribution Credit shall begin to accrue on the date on which such Employer Contribution Credit is credited to a Participant’s Account.

(c)
Initial Plan Year. Notwithstanding paragraph (a), above, in the case or the initial short Plan Year ending November 30, 2014, an Employer Contribution Credit shall be made on behalf of the Participant equal to the amount described in paragraph (a), above, for the Plan Year beginning December 1, 2012 and the Plan Year beginning December 1, 2013.

(d)	Last Day Requirement. A Participant must be employed on November 30 of the applicable Plan Year to receive an Employer Contribution Credit.

(e)
Employer Contribution Credit Accounts. There shall be established and maintained by the Employer a separate Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Employer Contribution Credits made on behalf of the Participant, if any; and (b) any deemed earnings and losses allocated to such Account in accordance with Article 5. The Account shall not be, constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes, and amounts credited to such an account shall not be considered “plan assets” for ERISA purposes. The Account merely provides a record of the bookkeeping entries relating to the benefits that the Employer intends to provide Participants and shall thus reflect a mere unsecured promise to pay such amounts in the future.

Section 4.2.	Vesting of Employer Contribution Credit Accounts.

(a)
Vesting Schedule. Subject to deemed vesting as provided in paragraph (b), below, and forfeiture as provided in Section 6.4, a Participant shall become vested in his Account in accordance with the schedule, below; provided he remains continuously in the employ of the Employer (regardless of whether he ceases to be eligible to receive Employer Contribution Credits under the Plan) from his initial entry into the Plan until attainment of the age specified below).

Restoration Plan	vi

Attainment of Age	Vested Percentage
50	0%
51	10%
52	20%
53	30%
54	40%
55	50%
56	60%
57	70%
58	80%
59	90%
60	100%

(b)	Deemed Vesting. The right or a Participant to a benefit under this Plan shall be deemed to vest and become nonforfeitable upon the earliest of:

(1)	the date or a Change in Control Event;
(2)    the date on which the Employee becomes Disabled; or

(2)	the date immediately preceding the date of such Employee’s Separation from Service as a result of death, a Constructive Discharge, or discharge by the Employer without Cause.
Article 5.    Allocation of Funds

Section 5.1.	Selection of Hypothetical Investments.

(a)
Hypothetical Investments. The Committee shall provide each Participant with a list of Hypothetical Investments available under the Plan. From time to time, the Committee may revise the Hypothetical Investments available within the Plan.

(b)
Investment Forms. The Participant shall, via his Investment Allocation Form(s) and his Investment Re-Allocation Form(s), select one or more Hypothetical Investments among which his various contributions shall be allocated.

(1)
Investment Allocation Form. The document that (A) shall apply with respect to those Employer Contribution Credits (as well as any appreciation (or depreciation) on such amounts) made to the Plan after the effective date of the Investment Allocation Form but before the effective date of a timely filed subsequent Investment Allocation Form and (B) shall determine the manner in which such Employer Contribution Credits (as well as any appreciation (or depreciation) on such amounts) shall be initially allocated by the Participant among the various Hypothetical Investments within the Plan. A new Investment Allocation Form may be submitted by the Participant in written or electronic format, at such times and according to such procedures as the Committee shall establish.

Restoration Plan	vii

(2)
Investment Re-allocation Form. The document required by the Committee that shall re-direct the manner in which earlier Employer Contribution Credits, as well as any appreciation (or depreciation) to-date, are invested within the Hypothetical Investments available in the Plan. An Investment Re-Allocation Form may be submitted by the Participant in written or electronic format, at such times and according to such procedures as the Committee shall establish.

(c)
Investment Selections. All Hypothetical Investment selections must be denominated in whole percentages unless the Committee determines that lower increments (or whole dollar amounts) are acceptable. A Participant may make changes in his selected Hypothetical Investments on a daily basis via submission of a new Investment Allocation Form or submission of a new Investment Re-Allocation Form.

(d)
Default Investment. Any Participant who does not have on file a valid selection of Hypothetical Investments for his Account shall he deemed to have elected to invest any portion for which there is no valid selection in the Hypothetical Investment that the Committee selects for this purpose.

Section 5.2.	Adjustment of Participant Accounts.

(a)
Adjustment. While a Participant’s Account does not represent the Participant’s ownership of, or any ownership interest in, any particular assets, the Participant’s Account shall be adjusted in accordance with the Hypothetical Investment(s) chosen by the Participant on his Investment Allocation Form or Investment Re-Allocation Form, subject to the conditions and procedures set forth herein or established by the Committee.

(b)
Investment of Earnings. Any cash earnings generated under a Hypothetical Investment (such as hypothetical interest and cash dividends) shall, in the Committee’s sole discretion, either be deemed to be reinvested in that Hypothetical Investment or reinvested in one or more other Hypothetical Investment(s) designated by the Committee.

(c)
Valuation. All notional acquisitions and dispositions or Hypothetical Investments that occur within a Participant’s Account, pursuant to the terms of the Plan, shall be deemed to occur at such times as the Committee shall determine to be administratively feasible and the Participant’s Account shall be adjusted accordingly. Accordingly, if a distribution or re-allocation must occur pursuant to the terms of the Plan and all or some portion of the Account must be valued in connection with such distribution or reallocation (to reflect Investment Adjustments), the Committee may, unless otherwise provided for in the Plan, select a date or dates that shall be used for valuation purposes.

(d)
Change in Control Event. Notwithstanding anything in the Plan to the contrary, any Investment Adjustments made to any Participants’ Accounts following a Change in Control Event shall be made in a manner no less favorable to Participants than the practices and procedures employed under the Plan, or as otherwise in effect, as of the date of the Change in Control Event.

Restoration Plan	viii

Section 5.3.	Expenses and Taxes.

(a)
Expenses. Expenses, including fees of the trustee of the Trust, associated with the administration or operation of the Plan shall be paid by the Employer from its general assets unless the Employer elects to charge such expenses against the appropriate Participant’s Account.

(b)
Taxes Allocable to an Account. Any taxes allocable to an Account (or portion thereof) maintained under the Plan which are payable prior to the distribution or the Account (or portion thereof), as determined by the Employer, shall be paid by the Employer unless the Employer elects to charge such taxes against the appropriate Participant’s Account.

(c)
Withholding from Benefit Distributions. The Participant’s Employer (or the trustee of the Trust. as applicable), shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer (or the trustee of the Trust, as applicable).

Article 6.    Payments from The Plan

Section 6.1.	Default Time of Payment.
Except as otherwise provided in this Article 6, a Participant shall receive a lump sum distribution of his vested Account on the date that is six months after the Participant’s Separation from Service.

Section 6.2.	Disability.
If a Participant becomes Disabled prior to his Separation from Service, any unvested portion of the Participant’s Account shall vest and his Account shall be paid within thirty (30) days after the Participant is determined to be Disabled.

Section 6.3.	Change in Control Event.
A Participant’s Account shall be paid in a single lump sum within ten (10) days after a Change in Control Event.

Section 6.4.	Forfeitures.
If a Participant incurs a Separation from Service other than at a time when he is fully vested, he will forfeit any then unvested Account balance. The aggregate of any forfeitures occurring in a Plan Year shall be returned to, or retained by, the Employer.
Article 7.    Death Benefits

Restoration Plan	ix

Section 7.1.	Death Benefit.
If the Participant dies before the payment date in Article 6, the Participant’s Beneficiary shall receive the pre-retirement death benefit described in this Article 7 and no other benefits shall be payable under the Plan.

Section 7.2.	Payment of Pre-Retirement Death Benefit.
The pre-retirement death benefit shall be a lump-sum payment equal to the Participant’s vested Account balance and shall be made no later than sixty (60) days after the occurrence of the Participant’s death.

Section 7.3.	Beneficiary.
Each Participant shall have the right, at any time, to designate a Beneficiary or Beneficiaries to receive, in the event of the Participant’s death, those benefits payable under the Plan. The Beneficiary(ies) designated under this Plan may be the same as or different from the Beneficiary designation made under any other plan of the Employer.

Section 7.4.	Beneficiary Designation.
A Participant shall designate his Beneficiary by completing and signing a Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change his Beneficiary by completing. signing and submitting to the Committee a revised Beneficiary Designation Form in accordance with the Committee’s rules and procedures, as in effect from time to time. If the Participant names someone other than his spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant’s spouse and returned to the Committee. Upon acknowledgement by the Committee of a revised Beneficiary Designation Form, all Beneficiary designations previously filed shall be deemed canceled. The Committee shall rely on the last Beneficiary Designation Form both (a) filed by the Participant and (b) acknowledged by the Committee, prior to the Participant’s death.

Section 7.5.	Acknowledgment.
No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing or by electronic means by the Committee or its designated agent. Any such acknowledgement not received by the Participant before his death shall not be valid.

Section 7.6.	No Beneficiary Designation.
If a Participant fails to designate a Beneficiary as provided above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be his surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be payable to the estate of the Participant.

Restoration Plan	x

Section 7.7.	Doubt as to Beneficiary.
If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right to cause the Participant’s Employer (or, if applicable, the trustee of the Trust) to withhold such payments until this matter is resolved to the Committee’s satisfaction.

Section 7.8.	Discharge of Obligations.
The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant.
Article 8.    Administration of the Plan

Section 8.1.	In General.
The provisions relating to the Administration of the Plan are found in Article 7 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.
Article 9.    Amendment and Termination

Section 9.1.	In General.
The provisions relating to the Amendment and Termination of the Plan are found in Article 8 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.
Article 10.    Claims Procedures

Section 10.1.	In General.
The provisions relating to Claims Procedures are found in Article 9 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.
Article 11.    The Trust

Section 11.1.	Establishment or the Trust.
The Company may utilize one or more Trusts to which the Employers may transfer such assets as the Employers determine in their sole discretion to assist in meeting their obligations under the Plan. Any Trust shall conform to the restrictions under Section 409A of the Code relating to the funding of nonqualified deferred compensation plans. Benefits under the Plan may also be paid out of the general assets of the Company or an Employer.

Restoration Plan	xi

Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participant or any other person.

Section 11.2.	Automatic Funding of Trust.
Upon a Chang in Control Event, (a) if it has not done so already, the Company shall establish a Trust, and (b) the Employers shall contribute amounts to such Trust (or any preexisting Trust or Trusts) sufficient to fund all benefits due under the Plan.

Section 11.3.	Interrelationship of the Plan and the Trust.
The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust.

Section 11.4.	Distributions from the Trust.
Each Employer’s obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer’s obligations under the Plan.
Article 12.    Miscellaneous

Section 12.1.	In General.
The Miscellaneous provisions of the Plan are found in Article 11 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.

Restoration Plan	xii

MCCORMICK & COMPANY NON-QUALIFIED RETIREMENT SAVINGS PLAN
ADDENDUM C - TERMS OF THE MCCORMICK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (“DB SERP”)

ADDENDUM C TO THE
McCORMICK & COMPANY INCORPORATED
NON-QUALIFIED RETIREMENT SAVINGS PLAN

THE McCORMICK

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Amended and Restated Effective February 1, 2017

ADDENDUM C TO THE
McCORMICK & COMPANY INCORPORATED
NON-QUALIFIED RETIREMENT SAVINGS PLAN

McCormick Supplemental Executive Retirement Plan	Table of Contents

Article 8 . Trust		15

Section 8.1.	Establishment of the Trust.	15
Section 8.2.	Automatic Funding of Trust.	16
Section 8.3.	Interrelationship of the Plan and the Trust.	16
Section 8.4.	Distributions From the Trust.	16

Article 9 . Miscellaneous		16

Section 9.1.	In General.	16

Article 10 . Grandfathered Benefits		16

Section 10.1.	Grandfathered Benefits.	16

APPENDIX A	The McCormick Supplemental Executive Retirement Plan,
	as amended and restated June 19, 2001

EXHIBIT 1	Sample Participation Agreements

McCormick Supplemental Executive Retirement Plan	Table of Contents

ADDENDUM C TO THE
McCORMICK & COMPANY INCORPORATED
NON-QUALIFIED RETIREMENT SAVINGS PLAN

Article 1. General Provisions
Section 1.1.    Purpose.
This Plan is designed to restore benefits that would have accrued under the Pension Plan but are restricted due to the limits on compensation imposed by Sections 415 and 401(a)(17) of the Code and to provide supplemental retirement benefits to senior executives in management positions selected by the Committee. Benefits provided under the Plan are structured to facilitate an orderly transition within the ranks of senior management and to provide for an equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace.
Section 1.2.    History of the Plan.

(a)
Effective June 19, 2001, the Company amended and restated the Plan. The terms of the Plan, as set forth in the 2001 restatement, continue to apply to Grandfathered Benefits, which are not subject to Section 409A of the Code, and are set forth in Appendix A of the current restatement.

(b)
On December 24, 2004, the Company adopted a resolution to amend the Plan to the extent necessary to comply with Section 409A of the Code. As part of this resolution, the Company undertook to administer the Plan in accordance with a reasonable interpretation of Section 409A of the Code. This resolution was effective January 1, 2005.

(c)	In accordance with the December 24, 2004, resolution and amendment, the Plan has been operated in good faith compliance with Section 409A of the Code and the applicable guidance since January 1, 2005.

(d)
Effective January 31, 2017, the Plan has been frozen and merged into the McCormick & Company Incorporated Nonqualified Retirement Savings Plan. After that date, no Participant shall accrue any additional benefits under the Plan and no individual shall become a Participant in the Plan. In addition, the calculation of a Participant’s benefit under the McCormick Pension Plan used to offset the benefit under the Plan shall be frozen effective January 31, 2017.

Section 1.3.    Effective Date.
The Plan, as amended and restated in this document, is effective February 1, 2017.
Article 2. Definitions and Construction
Section 2.1.    Definitions.
For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings indicated:

McCormick Supplemental Executive Retirement Plan        Page 3

(a)	Affiliated Group. The Company and all subsidiary corporations which are participating employers under the Pension Plan.

(b)	Article. An Article of the Plan.

(c)	Benefit Commencement Date. The date on which an Employee’s benefit under the Plan commences as determined under Section 4.4.

(d)	Benefit Trigger. The earliest to occur of (1) a Change in Control Event, (2) the Employee’s Disability, or (3) the Employee’s Separation from Service.

(e)	Board. The Board of Directors of the Company.

(f)
Cause. Any willful and continuous failure by the Employee to substantially perform his duties with the Company (unless the failure to perform is due to the Employee’s Disability) or any willful misconduct or gross negligence by the Employee which results in material economic harm to the Company, or any conviction of the Employee of a felony. No act or failure to act shall be considered “willful” for purposes of this definition if the Employee reasonably believed in good faith that such act or failure to act was in, or not opposed to, the best interests of the Company. In the event of a willful and continuous failure by the Employee to substantially perform his duties, the Company shall notify the Employee in writing of such failure to perform, and the Employee shall have a period of thirty (30) days after such notice to resume substantial performance of his duties.

(g)	Change in Control Event. The occurrence of one or more of the following events:

(1)
the consolidation or merger of the Company with or into another entity where the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s capital stock are converted into cash, securities or other property, except for any consolidation or merger of the Company in which the holders (excluding any “Substantial Stockholders” as defined in Section 4, “Common Stock,” subsection (b)(2)(H) of the Certificate of Incorporation of the Company as in effect as of the date hereof (the “Charter”)) of the Company’s (A) voting common stock, (B) non-voting common stock, and (C) other classes of voting stock, if any, immediately before the consolidation or merger shall, upon consummation of the consolidation or merger, own in excess of 50% of the voting stock of the surviving corporation;

(2)
any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

(3)
any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner (as defined in Section 4, “Common Stock,” subsection (b)(2)(C) of the Charter), directly or

McCormick Supplemental Executive Retirement Plan        Page 4

indirectly, of securities of the Company representing more than 13% (the “Specified Percentage”) of the voting power of all the outstanding securities of the Company having the right to vote in an election of the Board (after giving effect, to the extent applicable, to the operation of Section 4, “Common Stock,” subsection (b) of the Charter) (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person), provided, however, that in the event that the vote limitation with respect to Substantial Stockholders set forth in Section 4, “Common Stock,” subsection (b) of the Charter becomes inoperative by virtue of the operation of Section 4, “Common Stock,” subsection (b)(12) of the Charter, or otherwise, the “Specified Percentage” shall be increased, without requirement for further action, to 35%; or

(4)
individuals, who constitute the entire Board elected by the Company’s stockholders at its most recent annual meeting of stockholders and any new directors who have been appointed to the Board by a vote of at least a majority of the directors then in office, having ceased for any reason to constitute a majority of the members of the Board.

Notwithstanding the definition of Change in Control Event set forth in this Section 2.1(h), if a Change in Control Event occurs and such event does not constitute a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code, Employees shall vest in their Plan benefits as provided in Section 3.8, but such event shall not be treated as a Benefit Trigger.

(h)	Claimant. The person or persons described in Article 9 who apply for benefits or amounts that may be payable under the Plan.

(i)	Code. The Internal Revenue Code of 1986, as amended.

(j)	Committee. Either of the Committees designated in Article 7, as applicable.

(k)	Company. McCormick & Company, Incorporated, and any successors or assigns.

(l)	Constructive Discharge. An Employee’s Separation from Service as a result of, and within a period of thirty (30) days after the occurrence of, any of the following events:

(1)
Re-assignment of the Employee to a position which is at a substantially lower level in the organizational structure than his previous position, as defined by any one or a combination of the following factors: reporting relationship, compensation compared to others in the organization, and authority, duties and responsibilities;

McCormick Supplemental Executive Retirement Plan        Page 5

(2)
Substantial diminution in the Employee’s authority, duties or responsibilities, or the assignment of duties and responsibilities which are unsuitable for an individual having the position, experience and stature of the Employee;

(3)	Substantial reduction in the Employee’s total compensation (including salary, bonus opportunity, deferred compensation, stock options, retirement programs and other benefits);

(4)	Relocation of the Employee’s principal workplace to a location which is more than 50 miles from the Employee’s previous principal workplace; or

(5)
Any failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform under the Plan in the same manner and to the same extent that the Company would be required to perform thereunder with respect to the Employee if the transaction or event resulting in a successor had not taken place.

(m)
Disabled/Disability. “Totally and Permanently Disabled” within the meaning of the Company’s long-term disability plan, provided that such disability constitutes a “disability” within the meaning of Treas. Reg. § 1.409A-3(i)(4).

(n)	Employee. A participant in the Pension Plan who is employed by one or more members of the Affiliated Group.

(o)	ERISA. The Employee Retirement Income Security Act of 1974, as amended.

(p)	Grandfathered Benefits. An Employee’s benefit under the Plan, to the extent that such benefit was earned and vested (within the meaning of Section 409A of the Code) before January 1, 2005.

(q)	Participation Agreement. A contract between an Employee and the Company, as described in Section 7.2.

(r)	Plan. The McCormick Supplemental Executive Retirement Plan, as amended and restated as of February 1, 2017.

(s)	Pension Plan. The McCormick Pension Plan.

(t)	Separation from Service. A termination of an Employee’s employment relationship with the Affiliated Group that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(u)
Trust. The McCormick Supplemental Executive Retirement Trust or such other trust as may be established by a member of the Affiliated Group to fund benefits under this Plan. The Plan, notwithstanding the creation of the Trust, is intended to be unfunded for purposes of the Code and Title I of ERISA.

McCormick Supplemental Executive Retirement Plan        Page 6

Section 2.2.    Construction.
For purposes of the Plan, unless the contrary is clearly indicated by the context,

(a)	the use of the masculine gender shall also include within it meaning the feminine and vice versa,

(b)	the use of the singular shall also include within its meaning the plural and vice versa, and

(c)	the word “include” shall mean to include without limitation.
Article 3. Eligibility, Benefit Amounts and Vesting
Section 3.1.    Eligibility.
No individual shall become eligible to participate in the Plan on or after February 1, 2017.
Section 3.2.    Special Rules for Calculating Benefits.

(a)
For purposes of calculating an Employee’s benefit under this Article 3, the fact that the Employee would not be able to commence payment under the Pension Plan (or a pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States which formerly employed the Employee) on the Benefit Commencement Date because he would not yet have reached a certain age on the Benefit Commencement Date shall be disregarded. In such circumstances, the value of the benefit under the Pension Plan (or applicable non-U.S. plan) on the Benefit Commencement Date shall be the actuarial equivalent of the benefit earned as of January 31, 2017, under such plan calculated as if it were payable on the Benefit Commencement Date using actuarial assumptions (including early retirement factors) as determined by the Committee.

(b)
For purposes of calculating an Employee’s benefit under Sections 3.3, 3.4, or 3.5, the term “annual bonus” shall not include any payment made to an Employee pursuant to a cash-based long-term incentive award.

Section 3.3.    Senior Executive Program Benefit.

(a)	Employees Who Participated in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee before February 1, 2017, to receive benefits under the Senior Executive Program set forth in this Section 3.3 and who participated in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2):

McCormick Supplemental Executive Retirement Plan        Page 7

(1)
The Employee’s benefit earned as of January 31, 2017, that would have been payable under the Pension Plan on the Benefit Commencement Date, in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if he had attained an adjusted retirement age on January 31, 2017, determined as follows:

(A)
The adjusted retirement age will be the Employee’s actual attained age on January 31, 2017, increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

(B)
In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee’s rate of pay in effect on January 31, 2017, had remained in effect until his adjusted retirement age.

(C)
Average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses earned by the Employee in any five of the ten calendar years immediately prior to January 31, 2017.

(2)	The benefit that the Employee earned as of January 31, 2017, and is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(b)	Employees Who Did Not Participate in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee before February 1, 2017, to receive benefits under the Senior Executive Program set forth in this Section 3.3 and who did not participate in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2), times the multiplier described in subparagraph (3):

(1)
The Employee’s benefit that would have been earned as of January 31, 2017, and payable under the Pension Plan on the Benefit Commencement Date, in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if he had attained an adjusted retirement age on January 31, 2017, determined as follows:

(A)
The adjusted retirement age will be the Employee’s actual attained age on January 31, 2017, increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

McCormick Supplemental Executive Retirement Plan        Page 8

(B)
In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee’s full calendar year compensation in effect immediately preceding January 31, 2017, had remained in effect until his adjusted retirement age.

(2)	The benefit that the Employee earned as of January 31, 2017, and is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(3)
If the Employee was in compensation grade 69 or below on January 31, 2017, the multiplier shall be 1.4; if the Employee was in compensation grade 70 or above on January 31, 2017, the multiplier shall be 1.5; provided, however, that the Committee may increase the multiplier with respect to any Employee.

Section 3.4.    Executive Program Benefit.

(a)	Employees Who Participated in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee before February 1, 2017, to receive benefits under the Executive Program set forth in this Section 3.4 and who participated in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2):

(1)
The Employee’s benefit that would have been earned as of January 31, 2017, and payable under the Pension Plan on the Benefit Commencement Date, in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if average monthly earnings had included 90% of 1/12th of the average of the five highest annual bonuses earned by the Employee in any five of the ten calendar years immediately prior to his Benefit Trigger.

(2)	The benefit that the Employee earned as of January 31, 2017, and is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(b)	Employees Who Did Not Participate in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee before February 1, 2017, to receive benefits under the Executive Program set forth in this Section 3.4 and who did not participate in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2), times the multiplier described in subparagraph (3):

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(1)
The Employee’s benefit earned as of January 31, 2017, that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan.

(2)	The benefit that the Employee earned as of January 31, 2017, and is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(3)
If the Employee was in compensation grade 69 or below on January 31, 2017, the multiplier shall be 1.4; if the Employee was in compensation grade 70 or above on January 31, 2017, the multiplier shall be 1.5.

Section 3.5.    Foreign Service Senior Executive Program Benefit.
For an Employee who has been selected by the Committee before February 1, 2017, to receive benefits under the Foreign Service Senior Executive Program set forth in this Section 3.5 and who participated in the Pension Plan at any time before December 1, 2001, and so long as such Employee (i) on January 31, 2017, is working in the United States for a member of the Affiliated Group, and (ii) has worked in the United States for at least three years at a member of the Affiliated Group, the benefit shall be equal to the amount described in subparagraph (1) minus the amounts described in subparagraphs (2) and (3):

(1)
The Employee’s benefit earned as of January 31, 2017, that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, including in such calculation all periods of service by the Employee with any subsidiary or affiliate of the Company located outside the United States, and disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if he had attained an adjusted retirement age on January 31, 2017, determined as follows:

(A)
The adjusted retirement age will be the Employee’s actual attained age on January 31, 2017, increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

(B)
In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee’s rate of pay in effect on January 31, 2017, had remained in effect until his adjusted retirement age.

(C)
Average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses earned by the Employee in any five of the ten calendar years immediately prior to January 31, 2017.

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(2)	The benefit that the Employee earned as of January 31, 2017, and is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(3)
The benefit that the Employee earned as of January 31, 2017, and is actually eligible to receive on the Benefit Commencement Date under any pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States which formerly employed the Employee.

Section 3.6.    Management Program Benefit.
For an Employee who has met the eligibility criteria to receive benefits set forth in Section 3.1 but has not been selected by the Committee before February 1, 2017, to receive a benefit under any specific Program under the Plan, the benefit shall be equal to the amount described in subparagraph (a) minus the amount described in subparagraph (b):

(a)
The benefit earned as of January 31, 2017, that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan.

(b)	The benefit earned as of January 31, 2017, that the Employee is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.
Section 3.7.    Special Program Benefit.
For an Employee who has been selected by the Committee to receive benefits under the Special Program set forth in this Section 3.7, the benefit shall be equal to the amount described in his employment agreement approved by the Committee and designated a “Special Program Benefit” therein.
Section 3.8.    Vesting and Nonforfeitability of Benefits.
The right of an Employee or any other person to a benefit under this Plan shall be deemed to vest and become nonforfeitable upon the earliest of:

(a)	the date on which the Employee reaches age 55;

(b)	the date of a Change in Control Event;

(c)	the date on which the Employee becomes Disabled; or

(d)	the date immediately preceding the date of such Employee’s Separation from Service as a result of death, a Constructive Discharge or a discharge by the Company without Cause.

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Article 4. Payment of Plan Benefits
Section 4.1.    Default Forms of Payment.
Except as provided in Section 5.3 or Section 4.5:

(a)
If the Employee’s Benefit Trigger is his Disability or his Separation from Service and he is married on the Benefit Commencement Date, his benefit shall be paid in the form of a fifty (50) percent joint and survivor annuity with his spouse as the survivor annuitant.

(b)	If the Employee’s Benefit Trigger is his Disability or his Separation from Service and he is unmarried on the Benefit Commencement Date, his benefit shall be paid in the form of a single life annuity.

(c)	If the Employee’s Benefit Trigger is a Change in Control Event, his benefit shall be paid in a lump sum.
Section 4.2.    Cash Out of Small Benefits.
If an Employee’s benefit on his Benefit Commencement Date would be the actuarial equivalent of a lump sum payment of less than the limit set forth in Section 402(g) of the Code for the applicable year ($18,000 in 2017), the benefit shall be paid in a lump sum.
Section 4.3.    Alternate Forms of Payment.

(a)	Benefits under the Plan paid due to a Separation from Service or Disability may be payable in the following actuarially equivalent forms (to the extent available under the Pension Plan):

(1)	a single life annuity;

(2)	a 50%, 66 and 2/3%, 75% or 100% joint and survivor annuity;

(3)	an annuity described in Section 4.3(a)(1) or (2) with guaranteed payments for the first 5, 10, or 15 years;

(4)	any other form of payment permitted by the Committee that would be treated as an actuarially equivalent life annuity within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B); and,

(5)	to the extent required by Section 5.3, a lump sum.

(b)
Each form of payment under the Plan shall be the actuarial equivalent of Employee’s benefit calculated as a single life annuity beginning on his Benefit Commencement Date. Actuarial equivalence shall be determined under this Plan by using the actuarial assumptions that are used for that purpose under the Pension Plan as in effect when such actuarial equivalence under this Plan is being determined. Any actuarially equivalent

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benefits calculated under this Section shall be based on the Employee’s actual attained age at the time of the calculation.
Section 4.4.    Time of Benefit Payments.

(a)
Except to the extent that a different time of payment is elected pursuant to Section 4.5, if the Employee’s Benefit Trigger is his Separation from Service, the Employee’s Benefit Commencement Date shall be determined as follows and the following rules shall apply:

(1)
Except as provided in Section 4.4(a)(2), the Employee’s Benefit Commencement Date shall be the first of the month following the later of his Separation from Service or the date on which he attains age 55.

(2)	No payment shall be made during the six-month period immediately following the Employee’s Separation from Service (other than in the case of the Employee’s death).

(3)
Any payments otherwise due during the six-month period immediately following the Employee’s Separation from Service shall be paid on the first business day that occurs six months following the Employee’s Separation from Service (or, if earlier, the date of the Employee’s death). During this six-month period, the amounts otherwise payable to the Employee shall accrue interest at the yield on the 30-year Treasury Bond in effect for November of the year before the year in which the Employee experiences a Separation from Service.

(b)	If an Employee’s Benefit Trigger is a Change in Control Event, the Employee’s Benefit Commencement Date shall be the date of the Change in Control Event.

(c)
Except to the extent that a different time of payment is elected pursuant to Section 4.5, if an Employee’s Benefit Trigger is his Disability, the Employee’s Benefit Commencement Date shall be the first of the month following the later of the date of his Disability or the date on which he attains age 55.

Section 4.5.    Election of Alternate Time and Form of Payment.

(a)
In General. Except as provided in Section 5.3, before his Benefit Commencement Date, an Employee may elect to receive his benefit following a Separation from Service or Disability in any form permitted under Section 4.3(a) that is treated as an actuarially equivalent life annuity (within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B)) with respect to benefit that he would have received under the single life annuity form of payment. An Employee shall not be permitted to change his form of benefit after his Benefit Commencement Date.

(b)
Changes to Form of Payment. An Employee may file an election to change his time of payment upon a Separation from Service or Disability to an alternate time of payment permitted by the Committee or to change his form of payment upon a Separation from

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Service or Disability to a form of payment permitted under Section 4.3(a) that is not treated as an actuarially equivalent life annuity (within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B)) with respect to the form of benefit that he would have received under Section 4.1(a) or Section 4.1(b), provided that such change is made at the time and in the manner designated by the Committee, and subject to the following conditions:

(1)	the election to change the time or form of payment shall not take effect until twelve (12) months after the election is made;

(2)	the election to change the time or form of payment must be filed at least 12 months prior to the date on which payments to the Employee are otherwise scheduled to commence; and

(3)	the first payment with respect to which such election to change the time or form of payment is made must be deferred for a period of 5 years from the date such payment would otherwise have been made.
An Employee may file separate elections to change the time or form of payment for payments upon a Separation from Service and Disability. For purposes of this Section 4.5(b), a series of installment payments over a period of five years or less shall be treated as a single payment, and an election between actuarially equivalent life annuities shall be permitted at any time permitted under Section 409A of the Code.
Section 4.6.    Beneficiary in the Event of Death.
Upon the death of an Employee eligible for coverage under the Plan before the Employee’s Benefit Commencement Date, the surviving spouse of such Employee, if any, shall be paid a benefit equal to 50% of the benefit the Employee would have been entitled to under the Plan had he experienced a Separation from Service on the day immediately preceding his death. If the Employee dies before age 55, the surviving spouse’s benefit shall commence payment on the first day of the month following the date on which the Employee would have reached age 55, and the surviving spouse’s benefit shall be calculated as if the Employee had reached age 55, but based on the Employee’s actual compensation and years of service as of his date of death. If death occurs after the Employee has begun to receive payment of his benefit under the Plan, the beneficiary shall receive any benefit to which he is entitled under the form in which the benefit was being paid. If the Employee is unmarried and has not yet commenced his or her benefit at the time of the Employee’s death, the Employee’s beneficiaries, heirs, or estate shall not be entitled to a benefit under the Plan.
Article 5. Administration of the Plan
Section 5.1.    In General.
The provisions relating to the Administration of the Plan are found in Article 7 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.

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Article 6. Claims Procedures
Section 6.1.    In General.
The provisions relating to Claims Procedures are found in Article 9 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.

Article 7. Amendment and Termination
Section 7.1.    In General.
The provisions relating to the Amendment and Termination of the Plan are found in Article 8 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.
Section 7.2.    Contractual Obligation.
Notwithstanding Section 7.1, the Company intends to assume a contractual commitment to pay the benefits described under this Plan and such commitment shall be evidenced by individual contracts entered into between the Company and each covered Employee for whom benefits accrue under the Plan. The contracts shall be substantially in the form attached as Exhibit 1 to the Plan.

Article 8. Trust
The provisions relating to the Trust are found in Article 10 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.
Section 8.1.    Establishment of the Trust.
The Company may utilize one or more Trusts to which the Affiliated Group may transfer such assets as the members of the Affiliated Group determine in their sole discretion to assist in meeting their obligations under the Plan. Any Trust shall conform to the restrictions under Section 409A of the Code relating to the funding of nonqualified deferred compensation plans. Benefits under the Plan may also be paid out of the general assets of the Company or a member of the Affiliated Group.

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Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee or any other person.
Section 8.2.    Automatic Funding of Trust.
Upon a Change in Control, (a) if it has not done so already, the Company shall establish a Trust, and (b) the members of the Affiliated Group shall contribute amounts to such Trust (or any pre-existing Trust or Trusts) sufficient to fund all benefits due under the Plan.
Section 8.3.    Interrelationship of the Plan and the Trust.
The provisions of the Plan and the Participation Agreement shall govern the rights of an Employee to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the members of the Affiliated Group, Employees and the creditors of the Company and members of the Affiliated Group to the assets transferred to the Trust.
Section 8.4.    Distributions From the Trust.
The obligations of each member of the Affiliated Group under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce such employer’s obligations under the Plan.
Article 9. Miscellaneous
Section 9.1.    In General.
The Miscellaneous provisions of the Plan are found in Article 11 and other related provisions of the McCormick & Company Incorporated Nonqualified Retirement Savings Plan.

Article 10. Grandfathered Benefits
Section 10.1.    Grandfathered Benefits.
The terms of the Plan in effect on December 31, 2004 are attached as Appendix A. Appendix A applies to an Employee’s Grandfathered Benefits. To the extent that an Employee’s benefit under the Plan was earned and vested after December 31, 2004, it is subject to the provisions of the Plan as amended and restated effective January 1, 2005 and any subsequent amendments and restatements of the Plan. The purpose of Appendix A is to preserve the terms of the Plan that govern an Employee’s Grandfathered Benefits, and to prevent any Grandfathered Benefits from becoming subject to Section 409A of the Code. No amendment to the Plan, including this Appendix A, which would constitute a “material modification” for purposes of Section 409A,

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shall be effective unless the amending instrument specifically provides that it is intended to materially modify the terms of this Appendix A and to cause the Grandfathered Benefits to become subject to Section 409A of the Code.

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